UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

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Entergy Texas, Inc.
(Name of Registrant as Specified in its Charter)

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Entergy Texas, Inc. 2107 Research Forest Drive The Woodlands, Texas 77380
NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.
Dear Shareholders:

This information statement (the “Information Statement”) has been filed with the Securities and Exchange Commission (the “SEC”) and is being mailed or otherwise furnished to the holders of the 1,400,000 shares of the 5.375% Series A Preferred Stock, Cumulative, No Par Value (Liquidation Value $25 Per Share) (the “Series A Preferred Stock”), the holder of the 150,000 shares of 5.10% Series B Preferred Stock, Cumulative, No Par Value (Liquidation Value $25 Per Share) (the “Series B Preferred Stock” and, together with the Series A Preferred Stock, the “Preferred Stock”) and the holder of the 46,525,000 shares of Common Stock, no par value (the “Common Stock”) of Entergy Texas, Inc., a Texas corporation (the “Company,” “us” or “we”), on or about July 11, 2025. Only shareholders of record of the Preferred Stock (the “Preferred Shareholders”) and the Common Stock (the “Common Shareholder”) as of the close of business on June 27, 2025 (the “Record Date”) are entitled to receive this Information Statement.

The purpose of this notice and the accompanying Information Statement is to notify you that on June 27, 2025, the sole Common Shareholder as of the Record Date executed a written consent in lieu of an annual meeting of shareholders (the “Shareholder Consent”) approving the election of three (3) members to our Board of Directors (the “Board”), which was previously approved by the Board on June 18, 2025, and recommended to be presented to the Common Shareholder for its approval by the Board on the same date.

In accordance with Rule 14c-2 and Rule 14a-16 of the Securities Exchange Act of 1934, as amended, the corporate action taken in the Shareholder Consent will be effective on August 20, 2025, forty (40) days after the Notice of Internet Availability of the Information Statement Materials (the “Notice”) is first made available to the Preferred Shareholders and the Common Shareholder.

The Company is pleased to utilize the SEC rules that allow issuers to furnish shareholder materials to their shareholders on the Internet. Accordingly, we are sending the Notice on or about July 11, 2025, to our Preferred Shareholders and the Common Shareholder. The Notice contains instructions on how to access our Information Statement and Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”). In addition, the Notice contains instructions on how you may receive a paper copy of the Information Statement and Annual Report or elect to receive your Information Statement and Annual Report over the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the mailing.

Important Notice Regarding the Availability of this Information Statement and the Annual Report. This Information Statement and the Annual Report are available online at https://www.entergy.com/investors/annual-publications/. If you received the Notice and would like to receive a printed copy of the Information Statement and the Annual Report, please follow the instructions for requesting such materials included in the Notice.
By Order of the Board of Directors
Eliecer Viamontes
Chairman of the Board, Chief Executive Officer and President
July 11, 2025

Entergy Texas, Inc. 2107 Research Forest Drive The Woodlands, Texas 77380

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934
GENERAL INFORMATION
This Information Statement is being made available on or about July 11, 2025, to the holder of record (the “Common Shareholder”) as of the close of business on June 27, 2025 (the “Record Date”) of the 46,525,000 shares of the Common Stock, no par value (the “Common Stock”), the holders of record (the “Series A Preferred Shareholders”) as of the Record Date of the 1,400,0000 shares of the 5.375% Series A Preferred Stock, Cumulative, No Par Value (Liquidation Value $25 Per Share) (the “Series A Preferred Stock”) and the holder of record (the “Series B Preferred Shareholder” and, together with the Series A Preferred Shareholders, the “Preferred Shareholders”) as of the Record Date of the 150,000 shares of 5.10% Series B Preferred Stock, Cumulative, No Par Value (Liquidation Value $25 Per Share (the “Series B Preferred Stock,” and together with the Series A Preferred Stock, the “Preferred Stock”) of Entergy Texas, Inc., a Texas corporation (the “Company,” “us” or “we”), in connection with the action taken by Entergy Corporation (“Entergy”), the sole Common Shareholder as of the Record Date. On June 27, 2025, the Common Shareholder executed a written consent in lieu of the Company’s 2025 annual meeting of shareholders (the “Shareholder Consent”), approving the election of three (3) members to our Board of Directors (the “Board”). The action taken pursuant to the Shareholder Consent had previously been approved by the Board on June 18, 2025, and recommended to be presented to the Common Shareholder for its approval by the Board on the same date.

The action being taken in the Shareholder Consent without a meeting of shareholders is authorized by Section 6.202 of the Texas Business Organizations Code (the “Texas Law”) and the Company’s Amended and Restated Certificate of Formation, as amended (our “Certificate of Formation”). Both allow the taking of action without holding a meeting, providing notice, or taking a vote if shareholders having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting in which each shareholder entitled to vote on the action is present and votes, signs a written consent or consents stating the action taken. According to Section 21.359 of the Texas Law, directors of every corporation must be elected at the annual meeting of shareholders by a plurality of the votes cast at the election. Under the Certificate of Formation and the resolutions creating the Preferred Stock, the holders of the Common Stock and Preferred Stock vote together as one class, with the holder of the Common Stock (Entergy) possessing 79% of the voting power and the combined holders of the Preferred Stock possessing 21% of the voting power. In order to eliminate the costs and management time involved in holding an annual meeting and in order to effect the actions described above, the Board voted to utilize the written consent of the Common Shareholder, and subsequently obtained the Shareholder Consent to approve the action described above.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the Preferred Shareholders and the Common Shareholder as of the Record Date. The actions approved by the Common Shareholder will be effective on August 20, 2025, forty (40) days after July 11, 2025, the date this Information Statement is first made available to the Preferred Shareholders and the Common Shareholder.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors
Pursuant to the Shareholder Consent, upon recommendation of the Board, all three (3) members of our Board were reelected, such reelection to be effective August 20, 2025, to hold office until the next annual meeting of shareholders, or action by written consent in lieu thereof, or until their successors have been duly elected and qualified. Below is biographical information about each of our directors, including their age as of July 11, 2025, period served as a director, position (if any) with the Company, business experience and qualifications, directorships of other publicly-owned corporations (if any) or other organizations and other professional affiliations. Each director’s information also provides a high level summary of the specific experience, qualifications and attributes of each director that the Board used to determine that the person should serve as a director.

Director	Relevant Experience and Qualifications
Eliecer Viamontes Age 42 Director Since 2021
Professional Experience
•Chairman of the Board, President and Chief Executive Officer, Entergy Texas (2021–Present)
•Vice President, Utility Distribution Operations, Entergy Services, LLC (2020–2021)
•Florida Power & Light Co.
◦Senior Director, Labor Relations and Corporate Safety (2018–2020)
◦Director Major and Governmental Accounts (2017–2018)
◦Senior Manager, Customer & Employee Experience (2016–2017)
Skills and Attributes
As the Company’s Chairman and Chief Executive Officer, Mr. Viamontes is an integral part of the Company and brings to the Board his leadership skills and his senior executive experience in the utility industry.

Kimberly A. Fontan Age 52 Director Since 2022
Professional Experience
•Executive Vice President and Chief Financial Officer, Entergy (November 2022 – Present)
•Executive Vice President and Chief Financial Officer, Entergy Arkansas, LLC (“Entergy Arkansas”), Entergy Louisiana, LLC (“Entergy Louisiana”), Entergy Mississippi (“Entergy Mississippi”), LLC, Entergy New Orleans, LLC (“Entergy New Orleans”), Entergy Texas and System Energy Resources, Inc. (“System Energy Resources”) (November 2022–Present)
•Director, Entergy Arkansas, Entergy Louisiana, Entergy Mississippi, Entergy Texas and System Energy Resources (2022–Present)
•President and Chair of the Board, System Energy Resources (2024–Present)
•Director, Federal Reserve Bank of Atlanta (New Orleans Branch) (January 2025–Present)
•Senior Vice President and Chief Accounting Officer, Entergy, Entergy Arkansas, Entergy Louisiana, Entergy Mississippi, Entergy New Orleans, Entergy Texas and System Energy Resources (2019–2022)
•Vice President, System Planning, Entergy Arkansas, Entergy Louisiana, Entergy Mississippi, Entergy New Orleans and Entergy Texas (2017–2019)
Skills and Attributes
As Entergy’s and the Company’s Chief Financial Officer, Ms. Fontan brings to the Board her extensive executive leadership experience in the utility industry and her deep knowledge of the Company.

Entergy Texas Information Statement |	1

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Director	Relevant Experience and Qualifications
Kimberly S. Cook-Nelson Age 53 Director Since 2025
Professional Experience
•Executive Vice President and Chief Operating Officer, Entergy (May 2025– Present)
•Director, Entergy Arkansas, Entergy Louisiana, Entergy Mississippi, Entergy New Orleans and Entergy Texas (May 2025–Present)
•Independent Advisory Board Member, EDF Energy Nuclear Generation Limited (January 2025–Present)
•Executive Vice President and Chief Nuclear Officer, Entergy, Entergy Arkansas, Entergy Louisiana and System Energy Resources (November 2022–2025)
•Chief Operating Officer, Nuclear Operations, Entergy Services, LLC (2021– 2022)
•Vice President, System Planning and Operations, Entergy Services, LLC, Entergy Arkansas, Entergy Louisiana, Entergy Mississippi, Entergy New Orleans and Entergy Texas (2019–2021)
•Vice President, Operations Support, Entergy Services, LLC (2016–2019)

Skills and Attributes
Ms. Cook-Nelson brings to the Board her extensive senior executive and operations experiences gained through her role as Entergy’s Chief Operating Officer.

Mr. Peter S. Norgeot, Jr., Entergy's former Executive Vice President and Chief Operating Officer, also served as a director of the Company during the entirety of 2024 and until his retirement from all positions held with Entergy and its subsidiaries, including the Company, effective April 30, 2025. Additionally, Mr. Roderick K. West, Entergy's former Group President, Utility Operations, served as a director and executive officer of the Company until November 1, 2024, on which date he transitioned to a senior strategic advisory role in connection with his retirement from Entergy and its subsidiaries effective January 31, 2025.
Shareholder Nominating Procedures

Since Entergy possesses the voting power to elect all of our directors, we do not have any formal procedures by which our shareholders may recommend nominees to our Board.
Executive Officers

Below is biographical information about each of our non-director executive officers, including their age as of July 11, 2025, recent business experience, directorships of other publicly-owned corporations (if any) or other organizations and other professional affiliations. Our officers are appointed by our Board and hold office until either their successors have been duly elected or appointed, or they are removed by the Board.

Officer	Relevant Experience and Qualifications
Marcus V. Brown Age 63
Professional Experience
•Executive Vice President and General Counsel of Entergy, Entergy Arkansas, Entergy Louisiana, Entergy Mississippi, Entergy New Orleans, Entergy Texas, and System Energy Resources (2013–Present)
•Director, Energy Insurance Mutual Limited (2017–Present)

2	| Entergy Texas Information Statement

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Officer	Relevant Experience and Qualifications
Andrew S. Marsh Age 53
Professional Experience
•Chair of the Board, Entergy (2023–Present)
•Chief Executive Officer, Entergy (2022–Present)
•Executive Vice President and Chief Financial Officer, Entergy (2013–2022)
•Director of Entergy Arkansas, Entergy Louisiana, Entergy Mississippi, Entergy New Orleans, Entergy Texas, and System Energy (2013–2022)
•Executive Vice President and Chief Financial Officer of Entergy Arkansas, Entergy Louisiana, Entergy Mississippi, Entergy New Orleans, Entergy Texas, and System Energy (2014–2022)

Reginald T. Jackson Age 59
Professional Experience
•Senior Vice President and Chief Accounting Officer of Entergy, Entergy Arkansas, Entergy Louisiana, Entergy Mississippi, Entergy New Orleans, Entergy Texas, and System Energy (2022–Present)
•Vice President, Internal Audit and General Auditor, Entergy Services, LLC (2020–2022)
•Director, Real Estate and Security, Entergy Services, LLC (2014–2020)

Family Relationships

None of our directors are related by blood, marriage, or adoption to any other director, executive officer or other key employee.
Arrangements Between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our directors or officers and any other person pursuant to which the director or officer was elected to serve. Other than Mr. Viamontes, our directors and officers are selected from Entergy’s officers.

Entergy Texas Information Statement |	3

CORPORATE GOVERNANCE

NYSE Listing Standards

The New York Stock Exchange (“NYSE”) exempts companies whose only listed securities are preferred stock or debt from most of its corporate governance requirements, including the requirement to have a board composed of a majority of independent directors. Because the Series A Preferred Stock is the only class of securities of the Company listed on the NYSE, the Company qualifies for these exemptions.
Director Independence
All of the Company’s directors are officers of the Company or its affiliates, and therefore, do not meet the independence standards of the NYSE rules. As discussed above, we are exempt from the NYSE corporate governance standard requiring a board composed of a majority of independent directors, and we are relying on this exemption.
Board Leadership Structure and Role in Risk Oversight

The Board is responsible for the control and direction of the Company. Our Chairman of the Board is our Chief Executive Officer, Eliecer Viamontes. The Board believes that this leadership structure is appropriate given Mr. Viamontes' deep involvement with the Company and the utility industry.

Entergy’s board of directors provides oversight for it and all of its subsidiaries, including the Company, with respect to overall performance, strategic direction, key corporate policies, and the identification, management and mitigation of risk. It approves major initiatives, advises on key financial and business objectives, and monitors progress with respect to these matters. In accordance with NYSE standards, Entergy’s Audit Committee has the primary responsibility for overseeing the management of risks facing Entergy and its subsidiaries, including the Company. The standing committees of Entergy’s board of directors also regularly consider risks arising within their respective functional areas of responsibility. Each of Entergy’s standing committees receives regular reports from management which assist in its oversight of risk in its respective area of responsibility.
Board Committees

The Company’s Board does not have any standing committees. However, certain of the Entergy board standing committees, which are described below, review and consider matters affecting the Company as part of their oversight of Entergy and its subsidiaries. The chairs and members of those committees are appointed annually and are composed entirely of independent directors as defined by NYSE rules and Entergy’s Corporate Governance Guidelines. Each of these committees operates pursuant to a written charter. Entergy’s Corporate Governance Guidelines, the charters of its Audit, Corporate Governance and Talent and Compensation Committees and the Code of Business Conduct and Ethics (the “Code of Conduct”), including any amendments or waivers, are available at https://www.entergy.com/sustainability/governance/ and in print to any shareholder who requests a copy by writing to Entergy’s Corporate Secretary at Entergy Corporation, 639 Loyola Avenue, New Orleans, Louisiana, 70113. The information on Entergy’s website is not part of this Information Statement, and the website addresses referenced in this Information Statement are not intended to be active links.

The information provided on the following pages describes the current chairs, membership and key responsibilities of each of the Entergy’s board standing committees that review and consider matters affecting the Company as part of their oversight of Entergy and its subsidiaries.

4	| Entergy Texas Information Statement

CORPORATE GOVERNANCE

Audit Committee

Chair: John H. Black
Other Members*: Philip L. Frederickson and Karen A. Puckett
•All members satisfy the heightened independence standards and qualification criteria of the NYSE and SEC and are financially literate.
•Mr. Black and Mr. Frederickson qualify as “Audit Committee Financial Experts.”
9 meetings in 2024
Key Responsibilities
•Oversees our accounting and financial reporting processes and the audits of our financial statements;
•Oversees cybersecurity risk management practices and performance;
•Assist the Entergy board in fulfilling its oversight responsibilities with respect to our compliance with legal and regulatory requirements, including our disclosure controls and procedures;
•Decides whether to appoint, retain or terminate our independent auditors;
•Pre-approves all audit, audit-related, tax and other services, if any, provided by the independent auditors;
•Appoints and oversees the work of Entergy's Vice President, Internal Audit and assesses the performance our Internal Audit Department; and
•Prepares the Audit Committee Report.

* M. Elise Hyland served on the Audit Committee during the entirety of 2024 and until May 2, 2025 on which date she was moved from the Audit Committee to the Nuclear and Operations Oversight Committee.

Corporate Governance Committee

Chair: Stuart L. Levenick
Other Members*: Gina F. Adams and Brian W. Ellis
6 meetings in 2024
Key Responsibilities
•Recommends the director nominees for approval by the Entergy board and shareholders;
•Establishes and implements self-evaluation procedures for the Entergy board and its committees, including individual director evaluations;
•Reviews annually and makes recommendations to the Entergy board on the form and amount of non-employee director compensation; and
•Provides oversight of Entergy’s sustainability strategies, policies and practices, including those relating to climate change and corporate social responsibility.

* Blanche L. Lincoln served on the Corporate Governance Committee until her retirement from Entergy's Board effective December 31, 2024.

Entergy Texas Information Statement |	5

CORPORATE GOVERNANCE

Finance Committee

Chair: Philip L. Frederickson
Other Members: John R. Burbank, Kirkland H. Donald and M. Elise Hyland
12 meetings in 2024
Key Responsibilities
•Oversees corporate capital structure and budgets and recommends approval of capital projects;
•Oversees financial plans and key financial risks;
•Reviews and makes recommendations to the Entergy board regarding our financial policies, strategies, and decisions, including our dividend policy;
•Reviews our investing activities; and
•Reviews and makes recommendations to the Entergy board with respect to significant investments.

Talent and Compensation Committee

Chair: Karen A. Puckett
Other Members*: Gina F. Adams, John R. Burbank, Brian W. Ellis and Blanche L. Lincoln
•All members satisfy the heightened independence standards and qualification criteria in the NYSE and SEC rules.
9 meetings in 2024
Key Responsibilities
•Determines and approves the compensation of Entergy's Chief Executive Officer and other senior executive officers, including the Company's Chief Executive Officer;
•Approves or makes recommendations to the Entergy board to approve incentive, equity-based and other compensation plans;
•Develops and implements compensation policies;
•Evaluates the performance of Entergy's Chair and Chief Executive Officer;
•Reports at least annually to the Entergy board on succession planning, including succession planning for Entergy's Chief Executive Officer; and
•Provides oversight of Entergy's talent and culture, organizational health and workforce diversity and inclusion strategies.

* Blanche L. Lincoln served on the Talent and Compensation Committee until her retirement from Entergy's Board effective December 31, 2024.
Director Attendance
Board Meetings
In 2024, our Board held 4 meetings. All of our then-serving directors, except for Ms. Fontan, attended at least 75% of the total number of meetings of our Board held during the period of 2024 in which he or she served as director.
Annual Shareholder Meeting
As the sole owner of all of the shares of our common stock, which possesses 79% of the voting power in the election of directors, Entergy has the ability to elect all of the Company’s directors. Accordingly, as permitted by our Certificate of Formation and bylaws, we do not hold an annual meeting of shareholders, and instead, annually, members of our Board are elected through a written consent executed by Entergy.

6	| Entergy Texas Information Statement

CORPORATE GOVERNANCE
Shareholder Communication With Our Board
Our shareholders and other interested parties may communicate with members of the Board by submitting such communications in writing to our Corporate Secretary, c/o Entergy, 639 Loyola Avenue, New Orleans, Louisiana, 70113 or by email at etrbod@entergy.com, who, upon receipt of any communication will note the date the communication was received, open the communication, make a copy of it for our files, and promptly forward the communication to the director(s) to whom it is addressed. However, spam, junk mail, mass mailings, service complaints, service inquiries, new service suggestions, resumes and other forms of job inquiries, surveys, business solicitations and advertisements or requests for donations and sponsorships will not be forwarded.
Business Ethics and Conduct
Our directors, officers and employees are required to comply with the Code of Conduct. The Code of Conduct is intended to focus individuals on areas of ethical risk, help them recognize and deal with ethical issues, provide mechanisms to report unethical conduct, and foster a culture of honesty, accountability and mutual respect. It covers a wide range of professional conduct, including conflicts of interest, unfair or unethical use of corporate opportunities, protection of confidential information, compliance with applicable laws and regulations, and oversight of ethics and compliance by employees of the Company. Any substantive amendment to or waiver from the Code of Conduct for any of Entergy’s directors or executive officers will be disclosed on Entergy’s website, https://www.entergy.com/.
Anti-Hedging Policy
Entergy has adopted an anti-hedging policy that prohibits officers, directors and employees of Entergy and its affiliates, including the Company, from entering into hedging or monetization transactions involving Entergy’s common stock. Prohibited transactions include, without limitation, zero-cost collars, forward sale contracts, purchase or sale of options, puts, calls, straddles or equity swaps or other derivatives that are directly linked to Entergy’s stock or transactions involving “short-sales” of Entergy’s common stock.
Review and Approval of Related Party Transactions
Entergy’s board of directors has adopted a written Related Party Transaction Approval Policy that applies to any transaction or series of transactions in which Entergy or a subsidiary, including the Company, is a participant:
•When the amount involved exceeds $120,000; and
•When a Related Party (a director or executive officer of Entergy or any subsidiary, any nominee for director, any shareholder owning an excess of 5% of the total equity of Entergy and any immediate family member of any such person) has a direct or indirect material interest in such transaction (other than solely as a result of being a director or a less than 10% beneficial owner of another entity).
The policy is administered by Entergy’s Corporate Governance Committee. The committee will consider relevant facts and circumstances in determining whether or not to approve or ratify such a transaction and will approve or ratify only those transactions that are, in the committee’s judgment, appropriate or desirable under the circumstances. The Corporate Governance Committee has determined that certain types of transactions do not create or involve a direct or indirect material interest, including (i) compensation and related party transactions involving a director or an executive officer solely resulting from service as a director or employment with Entergy or its subsidiaries, including the Company, as long as the compensation is approved by Entergy’s board of directors (or an appropriate committee); (ii) transactions involving public utility services at rates or charges fixed in conformity with law or governmental authority; or (iii) all business relationships between Entergy and a Related Party made in the ordinary course of business on terms and conditions generally available in the marketplace an in accordance with applicable law. To Entergy’s knowledge, since January 1, 2024, neither Entergy nor any of its affiliates, including the Company, has participated in any Related Party transaction.
Director Compensation
All of the Company’s directors are employees of Entergy or its subsidiaries, and do not receive any additional compensation for their service as a director of the Company. The compensation received in 2024 by the Company’s directors who are also named executive officers is shown in the 2024 Summary Compensation Table on page 33.

Entergy Texas Information Statement |	7

AUDIT MATTERS
Fiscal Year 2024 Fees
Deloitte & Touche LLP and their affiliates (“Deloitte & Touche”) served as the independent registered public accounting firm ("Independent Auditor") for Entergy and its subsidiaries, including the Company, in 2024. Deloitte & Touche is an independent public accounting firm registered with the Public Company Accounting Oversight Board (the “PCAOB”).
Aggregate fees allocated to the Company by Deloitte & Touche for the years ended December 31, 2024 and 2023 were as follows:

	2024	2023
Audit Fees[1]	$1,341,629	$1,296,014
Audit-Related Fees	—	—
Total audit and audit-related fees	$1,341,629	$1,296,014
Tax Fees	—	—
All Other Fees	—	—
Total Fees[2]	$1,341,629	$1,296,014
1Audit Fees include fees for the audit of the registrant’s annual financial statements and internal control over financial reporting, reviews of financial statements including in the registrant’s quarterly reports, services that are normally provided in connection with statutory and regulatory filings or engagements, and services associated with securities filings, such as comfort letters and consents.
2100% of fees paid in 2024 and 2023 were pre-approved by Entergy's Audit Committee.

8	| Entergy Texas Information Statement

AUDIT MATTERS
Audit Committee Guidelines for Pre-Approval of Independent Auditor Services
Entergy’s Audit Committee has adopted the following guidelines regarding the engagement of Entergy’s independent auditor to perform services for Entergy and its subsidiaries, including the Company:
1The independent auditor will provide the Entergy Audit Committee, for approval, an annual engagement letter outlining the scope of services proposed to be performed during the fiscal year, including audit services and other permissible non-audit services (e.g. audit-related services, tax services, and all other services).
2For other permissible services not included in the engagement letter, Entergy management will submit a description of the proposed service, including a budget estimate, to the Entergy Audit Committee for pre-approval. Management and the independent auditor must agree that the requested service is consistent with the SEC’s rules on auditor independence prior to submission to the Entergy Audit Committee. The Entergy Audit Committee, at its discretion, will pre-approve permissible services and has established the following additional guidelines for permissible non-audit services provided by the independent auditor:
•Aggregate non-audit service fees are targeted at fifty percent or less of the approved audit service fee.
•All other services should only be provided by the independent auditor if it is a highly qualified provider of that service or if the Entergy Audit Committee pre-approves the independent audit firm to provide the service.
3The Entergy Audit Committee will be informed quarterly as to the status of pre-approved services actually provided by the independent auditor.
4To ensure prompt handling of unexpected matters, the Entergy Audit Committee delegates to the Entergy Audit Committee Chair or its designee the authority to approve permissible services and fees. The Entergy Audit Committee Chair or designee will report action taken to the Entergy Audit Committee at the next scheduled Entergy Audit Committee meeting.
5The Entergy Vice President and General Auditor will be responsible for tracking all independent auditor fees and will report quarterly to the Entergy Audit Committee.
The information contained in the following Entergy Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or “incorporated by reference” in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.
Entergy Audit Committee Report
The Entergy board of directors’ Audit Committee is comprised of five independent directors. The Audit Committee operates under a board-adopted written charter which is available on Entergy's website. Management has primary responsibility for the preparation, presentation and integrity of Entergy’s and its subsidiaries’ financial statements and for maintaining appropriate accounting and financial reporting policies and practices and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Entergy Audit Committee is responsible for overseeing Entergy’s accounting and financial reporting processes and audits of Entergy’s financial statements. As set forth in its charter, the Entergy Audit Committee acts in an oversight capacity and relies on the work and assurances of management, Entergy’s internal auditors, as well as Entergy’s Independent Auditor, Deloitte & Touche. Deloitte & Touche is responsible for auditing the consolidated financial statements of Entergy and expressing an opinion on their conformity with generally accepted accounting principles, as well as expressing an opinion on the effectiveness of internal control over financial reporting in accordance with the requirements of the Public Company Accounting Oversight Board (PCAOB).
The Entergy Audit Committee is responsible for the appointment, compensation, retention, and oversight of the work performed by Deloitte & Touche. In fulfilling its oversight responsibility, the Entergy Audit Committee carefully reviews the policies and procedures for the engagement of the Independent Auditor, including the scope of the audit, audit fees, auditor independence matters, performance of the Independent Auditor, and the extent to which the Independent Auditor may be retained to perform non-audit services. The Entergy Audit Committee held 9 meetings during 2024. The meetings were designed to facilitate and encourage private communication between the Audit Committee and management, the internal auditors and Deloitte & Touche. During these meetings, the Audit Committee reviewed and discussed the audited annual financial statements, the unaudited interim financial statements and significant accounting policies applied by Entergy and its subsidiaries in their financial statements with management and Deloitte & Touche. The Entergy Audit

Entergy Texas Information Statement |	9

AUDIT MATTERS
Committee also has discussed with and received regular status reports from Entergy’s General Auditor and Deloitte & Touche on the overall scope and plans for their audits of Entergy, including their scope and plans for evaluating the effectiveness of internal control over financial reporting as required by applicable rules of the PCAOB and applicable SEC rules. On a regular basis, the Entergy Audit Committee reviews Entergy’s cybersecurity risk management practices and performance, primarily by receiving reports on Entergy's cybersecurity management program as prepared by the Chief Information Officer, Chief Security Officer, Chief Information Security Officer, and General Auditor.
The discussions with Deloitte & Touche also included the matters required to be discussed by the applicable requirements of the SEC and PCAOB, including Critical Audit Matters. The Entergy Audit Committee received from Deloitte & Touche the written disclosures and the letter required pursuant to applicable requirements of the PCAOB regarding the Independent Auditor’s communications with the Entergy Audit Committee concerning independence, and has discussed with Deloitte & Touche, its independence. As required by SEC rules, lead audit partners are rotated every five years. The Entergy Audit Committee was directly involved in the selection process of the current and prior lead partners. One or more members of the Entergy Audit Committee meet with candidates for the lead audit partner and the committee discusses the appointment before the rotation occurs. The current Entergy lead audit partner's term commenced in 2022. Deloitte & Touche provides no internal audit services for Entergy or its subsidiaries, and the Entergy Audit Committee has concluded that non-audit services provided by Deloitte & Touche are compatible with maintaining its independence.
Based on the above-referenced reviews and discussions, the Entergy Audit Committee recommended to the Entergy board of directors that the audited financial statements be included in Entergy’s Annual Report on Form 10-K for the year ended December 31, 2024, and the Board approved this recommendation.
The Audit Committee of the Entergy Board of Directors:
John H. Black, Chair            Philip L. Frederickson
M. Elise Hyland*            Karen A. Puckett

* M. Elise Hyland served on Entergy's Audit Committee during the entirety of 2024 and until May 2, 2025 on which date she was moved from Entergy's Audit Committee to the Nuclear and Operations Oversight Committee.

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Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) section of this Information Statement describes Entergy’s executive compensation policies, programs and philosophy and how and why the Talent and Compensation Committee of Entergy's board of directors (the "Talent and Compensation Committee") arrived at the compensation decisions regarding the Company’s Chief Executive Officer, Chief Financial Officer and its three other most highly compensated executive officers serving at the end of 2024 as well as Roderick K. West, Entergy's former Group President, Utility Operations who transitioned to a senior strategic advisory role effective November 1, 2024 in connection with his retirement from the Company on January 31, 2025. Collectively, these officers are referred to as the named executive officers (the "NEOs").

Name[1]	Title
Eliecer Viamontes	President and Chief Executive Officer
Marcus V. Brown	Executive Vice President and General Counsel
Kimberly A. Fontan	Executive Vice President and Chief Financial Officer
Andrew S. Marsh	Chair of the Board and Chief Executive Officer, Entergy
Peter S. Norgeot, Jr.[2]	Former Executive Vice President and Chief Operating Officer, Entergy
Roderick K. West	Former Group President, Utility Operations
1    Messrs. Brown and Ms. Fontan also hold the positions referenced above as executive officers of Entergy and, together with Messrs. Marsh and Viamontes, are members of Entergy’s Office of the Chief Executive (“OCE”). Messrs. Norgeot and West were also members of the OCE until April 30, 2025 and November 1, 2024, respectively. No additional compensation was paid in 2024 to any of these officers for their service as an NEO of the Company.
2    Mr. Norgeot served as a director of the Company and as Entergy's Executive Vice President and Chief Operating Officer for the entirety of 2024. He retired from all positions held with Entergy and its subsidiaries, including the Company, on April 30, 2025. Effective, May 1, 2025, Kimberly Cook-Nelson was elected to the Company's Board and was appointed as Entergy's Executive Vice President and Chief Operating Officer.

On December 12, 2024, Entergy effected a two-for-one forward stock split of Entergy Corporation common stock and a proportionate increase in the number of authorized shares of its common stock (“Stock Split”). Shares began trading on a Stock Split-adjusted basis at market open on December 13, 2024. All share and per share information throughout this CD&A has been retroactively adjusted to reflect the Stock Split.

Overview
Entergy's Compensation Principles and Philosophy
Entergy’s executive compensation programs are based on a philosophy of pay for performance aimed at achieving its strategy and business objectives. Entergy believes its executive compensation programs advance the interests of all of its stakeholders, as they are thoughtfully designed to:
•Motivate and reward the achievement of results that are deemed by the Talent and Compensation Committee to be consistent with the overall goals and strategic direction that the Entergy board has approved for Entergy.
•Attract and retain a highly experienced, diverse, and successful management team.
•Create sustainable value for the benefit of all of Entergy's stakeholders, including its customers, employees, communities, and owners.
•Align the interests of the executive officers with Entergy's long-term business strategy by tying equity-based awards to performance metrics designed to focus the executive officers on driving continuous improvement in operational and financial results to the benefit of all stakeholders, including Entergy's customers, employees, communities and owners.

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Compensation Best Practices
The Talent and Compensation Committee reviews Entergy’s executive compensation programs on an ongoing basis to evaluate whether they support Entergy's compensation principles and pay for performance philosophy and are aligned with the interests of Entergy's stakeholders. Entergy's executive compensation practices include the following:

Practice	Description
Pay for Performance	The executive compensation programs are designed to yield pay outcomes that Entergy believes are highly correlated with the Company's performance and support long-term value creation.
Incentive Program Measures Drive Desired Employee Behaviors	Performance measures for the annual and long-term incentive programs are designed to drive employee behaviors that serve our key stakeholders.
Double Trigger Change-in-Control	Entergy requires both a change-in-control and an involuntary termination without cause or voluntary termination with good reason for cash severance payments and immediate vesting of unvested equity awards.
Long-Term Incentives Paid in Stock	All long-term incentive awards are denominated and settled in shares of Entergy common stock.
Robust Stock Ownership Guidelines	Entergy requires its executive officers to own a significant amount of Entergy common stock.
Cap on Incentive Awards for OCE Members	The maximum payout for members of the OCE is capped at 200% of the target opportunity for our annual incentive and long-term Performance Unit Program ("PUP") awards.
Rigorous Goals	Entergy sets financial goals based on externally disclosed annual and multi-year guidance and outlooks, and non-financial goals based on a rigorous internal review.
No Hedging of Entergy Stock
Directors, executive officers and employees of Entergy and its subsidiaries are prohibited from directly or indirectly engaging in transactions intended to hedge or offset the market value of Entergy common stock owned by them.

No Pledging of Entergy Stock	Directors and executive officers of Entergy and its subsidiaries are prohibited from directly or indirectly pledging Entergy common stock as collateral for any obligation.
Clawback Policy Beyond Dodd-Frank Requirements
The Company has a recoupment policy that complies with and, in certain respects, goes beyond, the requirements of the SEC rules and NYSE Listing Standards for our officers as defined under Section 16 of the Exchange Act ("Section 16") for the recovery of any erroneously awarded performance-based incentive compensation. In 2024, Entergy adopted a discretionary recoupment policy applicable to all of the Company's officers, including the NEOs, that allows for recovery of incentive compensation, including time-based awards, from an officer who engages in certain detrimental conduct. See section discussing “Recoupment of Compensation (Clawback Provisions)” for additional information about these policies.

No Excessive Perquisites	Executive officers receive limited ongoing perquisites that make up a small portion of total compensation.
No Tax Gross-Ups	Entergy does not provide tax gross-ups to the OCE members, other than with respect to relocation benefits.
No Dividends on Unearned Performance Awards	Entergy does not pay dividends on unearned PUP awards.
No Repricing or Exchange of Underwater Stock Options	Entergy's equity incentive plan does not permit repricing or the exchange of underwater stock options without shareholder approval.

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Practice	Description
No Employment Agreements	Entergy does not have employment agreements with its executive officers.
Independent Compensation Consultant	The Talent and Compensation Committee retains an independent compensation consultant to advise on Entergy's executive compensation programs and practices.
Annual Say-on-Pay	Entergy values the input of its shareholders’ on its executive compensation programs. Entergy’s board seeks an annual non-binding advisory vote from shareholders to approve the executive compensation disclosed in the CD&A, tabular disclosure, and related narrative of Entergy’s annual proxy statements.
Annual Compensation Risk Assessment	A risk assessment of Entergy's compensation programs is performed on an annual basis to ensure that the programs and policies do not incentivize unnecessary or excessive risk-taking behavior.
2024 Incentive Program Changes
Based in part on shareholder feedback and consistent with our compensation principles and philosophy discussed earlier in this CD&A, the Talent and Compensation Committee refined Entergy's 2024 incentive compensation programs by:
•Moving the Adjusted FFO/Debt Ratio measure from the PUP to the annual incentive program, weighted at 10%, and moving the Environmental Stewardship measure from the annual incentive program to the PUP, beginning with the 2024–2026 performance period (“2024–2026 PUP”), weighted at 20%. The Environmental Stewardship measure introduced into the 2024–2026 PUP is based purely on quantitative components related to climate resilience and carbon-free generation, subject to a modifier for progress on carbon capture and storage (“CCS”) objectives;
•Removing the tax adjustment from the calculation of the ETR Adjusted EPS results in the annual incentive program;
•Adjusting the design of the Safety measure in the annual incentive program to incorporate Total Recordable Incident Rate (“TRIR”) as a component equally weighted with the existing Serious Injury and Fatality (“SIF”) component; and
•Adjusting the design of the Customer net promoter score (“NPS”) measure in the annual incentive program to incorporate large commercial and industrial (“C&I”) customer feedback, equally weighted with the residential and business customer feedback components.

As a result of the above refinements, the frameworks for our 2024 incentive compensation programs comprised the following measures:

Annual Incentive Program		2024–2026 PUP
Measure	Weighting	Measure	Weighting
ETR Adjusted EPS	60%	Relative Total Shareholder Return (“TSR”)	80%
Adjusted FFO/Debt Ratio	10%	Environmental Stewardship Climate Resilience Carbon-Free Generation*	20%
Safety SIF Count TRIR	10%
Customer NPS Residential Business Large C&I	10%	* subject to carbon capture modifier
Diversity, Inclusion, & Belonging (“DIB”)	10%
Under the 2024 incentive compensation program frameworks described above, the performance assessments for 90% of the overall annual incentive program funding and for 100% of the 2024–2026 PUP funding are purely quantitative.

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What Entergy Pays and Why
How Entergy Makes Compensation Decisions
Role of the Talent and Compensation Committee
The Talent and Compensation Committee, which is composed solely of independent directors, determines the compensation for each member of the OCE and oversees the design and administration of Entergy’s executive compensation programs. Each year, the Talent and Compensation Committee reviews and considers a comprehensive assessment and analysis of the executive compensation programs, including the elements of each OCE member’s compensation, with input from the committee’s independent compensation consultant. When establishing the compensation programs for the NEOs, the Talent and Compensation Committee also considers input and recommendations from management, including Entergy’s Chief Executive Officer and Entergy’s Chief Human Resources Officer, who attend the Talent and Compensation Committee meetings as appropriate. The Talent and Compensation Committee regularly conducts executive sessions without management present.
Role of the Independent Compensation Consultant
In 2024, the Talent and Compensation Committee continued to retain Pay Governance, LLC (“Pay Governance”) as its independent compensation consultant. Pay Governance attends all Talent and Compensation Committee meetings and provides advice, including reviewing and commenting on market compensation data used to establish the compensation of the executive officers and Entergy Corporation’s directors, the terms and performance goals applicable to incentive program awards, the process for certifying achievement of the incentive goals, and analysis with respect to specific projects and information regarding trends and competitive practices. Pay Governance also meets with the Talent and Compensation Committee members without management present. The committee annually conducts an independence assessment of its advisors including the compensation consultant, consistent with applicable NYSE listing standards and SEC rules.
Competitive Positioning
Market Data for Compensation Comparison
Annually, the Talent and Compensation Committee reviews:
•published and private compensation survey data analyzed and provided by Pay Governance;
•both utility and general industry data to help determine total direct compensation (base salary, annual and long-term incentive) for non-industry specific roles; and
•data from utility companies to help determine total direct compensation for management roles that are utility-specific.
How the Talent and Compensation Committee Uses Market Data
The Talent and Compensation Committee uses this survey data to develop compensation opportunities that are designed to deliver total direct compensation within a targeted range of approximately the 50th percentile of the surveyed companies in the aggregate. In general, compensation levels for an executive officer who is new to a position tend to be closer to the market 25th percentile of surveyed companies, while seasoned executive officers whose experience and skillset are viewed as critical to retain may be positioned at or above the market median.
Compensation Peer Group
Although the survey data described above is the primary data used in benchmarking compensation, the Talent and Compensation Committee used compensation information from the companies included in the Philadelphia Utility Index to evaluate the overall reasonableness of Entergy's executive compensation programs and to determine Relative TSR performance levels for the 2024–2026 PUP. The Talent and Compensation Committee identified the Philadelphia Utility Index as the appropriate industry peer group for determining Relative TSR performance levels because the companies included in this index, in the aggregate, are viewed as comparable to Entergy in terms of business and scale.

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The Talent and Compensation Committee approved the 2024 compensation model and framework based on compensation information from the companies included in the Philadelphia Utility Index as of December 31, 2023, which were (in addition to Entergy):

AES Corporation	Edison International
Ameren Corporation	Eversource Energy
American Electric Power Co. Inc.	Exelon Corporation
American Water Works Company, Inc.	FirstEnergy Corporation
CenterPoint Energy Inc.	NextEra Energy, Inc.
Consolidated Edison Inc.	Pinnacle West Capital Corporation
Constellation Energy Corporation	Public Service Enterprise Group Inc.
Dominion Energy, Inc.	Southern Company
DTE Energy Company	WEC Energy Group, Inc.
Duke Energy Corporation	Xcel Energy Inc.
2024 Compensation Structure and Incentive Metrics
In 2024, Entergy's executive compensation programs consisted of base salary and annual and long-term incentives as outlined in the table below:

Compensation Element	Form	Objective	Metrics / Performance Period
Base Salary	Cash	Provides a base level of competitive cash compensation for executive talent.	Adjustments consider individual performance
Annual Incentive Program Awards	Cash	Motivates and rewards executives for performance on both key financial and non-financial measures during the year; designed to incentivize behaviors that serve Entergy's four stakeholders – customers, employees, communities and owners.	•ETR Adjusted EPS •Adjusted FFO/Debt Ratio •Safety •Customer NPS •DIB Measured over a one-year performance period
2024–2026 PUP Awards	Equity
Provides market competitive compensation designed to retain skills and knowledge while increasing executives’ ownership in Entergy to further enhance their focus on driving continuous improvement in operational results to the benefit of all stakeholders. Designed to focus our executives on driving utility growth, building long-term shareholder value, making progress toward quantitative environmental goals aligning with desired customer outcomes for clean energy, reliable operations and reduced storm restoration costs and delivering positive outcomes from capital investments relating to both the energy transition and environmental risks.
•Relative TSR •Environmental Stewardship Measured over a three-year performance period

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EXECUTIVE OFFICER COMPENSATION

Compensation Element	Form	Objective	Metrics / Performance Period
Stock Options	Equity	Enhances management’s focus on driving continuous improvement in operational results to the benefit of all stakeholders. Designed to align interests of management with long-term shareholder value as demonstrated by increases in Entergy's share price, provide market competitive compensation, retain talent and increase management’s ownership in Entergy.	Share price appreciation with three-year pro rata vesting
Restricted Stock	Equity	Enhances management’s focus on driving continuous improvement in operational results to the benefit of all stakeholders. Designed to provide market competitive compensation, retain talent, and increase management’s ownership in Entergy.	Service-based with three-year pro rata vesting
2024 Compensation Decisions
Base Salary
The salary for each NEO is based on the outcome of an annual merit review, results of the annual market assessment of NEO compensation as provided by Pay Governance, the need to retain an experienced team, job promotion, individual performance, scope of responsibility, leadership skills, and behaviors, current compensation, and internal equity. The Talent and Compensation Committee considers changes in the base salaries of the NEOs at least annually, and in 2024, all of the NEOs received increases in their base salaries ranging from approximately 3.5% to 13.6%, which were effective April 1, 2024, and were based on the factors above. In the case of Messrs. Marsh and Norgeot and Ms. Fontan, their increases were made to transition below-market base salary levels toward the market median in recognition of their performance since assuming their respective roles in 2022.
The following table sets forth the 2023 and 2024 annual base salaries, after adjusting for the annual merit increases, for the NEOs.

NEO	2023 Base Salary	2024 Base Salary
Eliecer Viamontes[1]	$365,385	$380,070
Kimberly A. Fontan	$625,000	$706,250
Marcus V. Brown	$761,302	$791,754
Andrew S. Marsh	$1,100,000	$1,250,000
Peter S. Norgeot, Jr.	$598,000	$669,760
Roderick K. West	$807,491	$835,753
1Following the annual merit increases, Mr. Viamontes received an off-cycle salary increase of approximately 10%, which brought his base salary to $418,077, effective September 29, 2024. This off-cycle adjustment to Mr. Viamontes’ salary was made to transition his below-market base salary level toward the market median.
Annual Incentive Compensation
The NEOs are eligible for annual incentive awards under Entergy's 2019 Omnibus Incentive Plan (“2019 OIP”). The maximum funding available for the annual incentive program is determined by a payout factor referred to as the Entergy Achievement Multiplier (“EAM”). Each year, after a review of Entergy's strategic plan, the Talent and Compensation Committee engages in a rigorous process to determine the performance measures and the minimum, target, and maximum performance goals for each measure that will be used to determine the EAM. The Talent and Compensation Committee also annually establishes target opportunities for each NEO who is a member of the OCE. For the other NEOs, target opportunities are based on their management level within the Entergy organization. Executive management levels at Entergy Corporation range from management level 1 through management level 4. Accordingly, incentive award opportunities differ from

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one another based on either management level or the external market data developed by Pay Governance. The target opportunities for Mr. Marsh and Ms. Fontan were increased as compared to 2023 from 120% to 130% and from 75% to 85%, respectively, to align more closely with the market median due to their increased tenure in their roles and performance in their roles since their promotions to those roles in 2022. Effective November 1, 2024, Mr. Viamontes became a member of the OCE. The 2024 target award opportunity for Mr. Viamontes was determined prior to the date he became a member of the OCE. The 2024 target award opportunities for each of the remaining NEOs, including Mr. Viamontes, remained at the same level as those established for 2023 as their management levels remained the same in 2024.

Each January, after the end of the fiscal year, the Finance and Talent and Compensation Committees jointly review Entergy's results, and the Talent and Compensation Committee determines the EAM based on the level of achievement of each of the performance measure goals established. The Talent and Compensation Committee retains discretion to modify the EAM based on its assessment of the degree of management’s success in achieving Entergy’s strategic objectives during the year taking into account the business and operating environment.

Individual executive officer awards are determined based on the Talent and Compensation Committee’s or management’s consideration of each executive officer’s role in executing Entergy's strategies and delivering the financial and operational performance achieved, but also the individual’s accountability for any challenges and achievements that Entergy experienced during the year.
2024 Annual Incentive Program Performance Measures and Methodology
The measures that the Talent and Compensation Committee approved to determine the EAM for 2024 were: ETR Adjusted EPS, Adjusted FFO/Debt Ratio, Safety, Customer NPS, and DIB, with ETR Adjusted EPS being the most heavily weighted at 60% and the remaining measures each weighted at 10%.

Minimum, target, and maximum performance goals were established for each of the measures, with no payout for results less than the designated minimum, a 25% payout opportunity for results at the minimum, a 100% payout opportunity for results at target, and a 200% payout opportunity for results equal to or exceeding the maximum. Payout opportunities for results between the minimum and target, and target and maximum performance achievement levels, respectively, were determined by straight line interpolation, with the EAM result being determined formulaically by the weighted average of the payouts determined for each of the performance measures.
Quantitative Performance Measures

All the performance measures used to determine the EAM except the DIB performance measure are purely quantitative measures. Following are summary descriptions of each of the quantitative performance measures, including the rationale for their selection and targets set for 2024:

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EXECUTIVE OFFICER COMPENSATION

Measure	Rationale	Goal
ETR Adjusted EPS
Non-GAAP measure, which is the earnings measure by which we provide external guidance, adjusted to eliminate the effect of: (i) major storms, including the impact on total debt of pending securitizations; (ii) resolutions during the year of certain unresolved regulatory litigation matters; (iii) unrealized gains or losses on equity securities; (iv) income tax law changes; and (v) any adjustments to contributions to pension investments or trusts related to post-retirement benefits that are elective and deviate from original plan assumptions (collectively, the “Pre-Determined Exclusions”)

•Based on an objective financial measure that we and our investors consider to be important in evaluating our financial performance
•Based on the same measure we use for internal and external financial reporting
•Provides both discipline and transparency

•Target performance was set to equal management’s expectation for the Company’s Adjusted EPS as reflected in its financial plan, or $3.60 per share ($7.20 per share pre-Stock Split)
•Minimum performance: $3.51 per share ($7.02 per share pre-Stock Split)
•Maximum performance: $3.69 per share ($7.38 per share pre-Stock Split)

Adjusted FFO/Debt Ratio
Non-GAAP measure, which is the ratio of: (i) adjusted funds from operations calculated as consolidated operating cash flow adjusted for allowance for funds used during construction, working capital and the effects of securitization revenue and expense, and the Pre-Determined Exclusions (as defined earlier and also discussed later in this CD&A) to (ii) total consolidated debt, excluding current and pending securitization debt, in each case calculated to reflect rating agency treatment of interest and principal on the Entergy’s junior subordinated debentures

•Helps emphasize the importance of managing capital and operations and maintenance (O&M) spending, which directly impacts this metric
•Key measure evaluated by credit rating agencies
•Management of cash flows enables Entergy to strengthen its balance sheet, which reduces borrowing costs and supports affordability for customers

•Target performance was set to equal to the prior year results, or 14.4%, which was believed to be a reasonable stretch goal because it exceeded the projected Adjusted FFO/Debt Ratio forecast as reflected in Entergy's financial plan
•Minimum performance: 14.0%
•Maximum performance: 14.9%

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Measure	Rationale	Goal
Safety
Quantitative measure based 50% on Entergy's SIF count as defined by the Edison Electric Institute (EEI) and 50% on Entergy's TRIR, with results of both sub-metrics being equally weighted
•SIF count is the number of Entergy employee and contractor serious injuries and fatalities over a one-year period, with employee and contractor targets and results are combined to arrive at reported results and one fatality automatically setting the sub-metric result to zero
•TRIR is based on Occupational Safety and Health Administration ("OSHA") reporting guidelines and measures the number of work-related injuries and illnesses per 100 full-time employees over a one-year period

•Supports Entergy's goal of maintaining a safe and incident-free workplace for all of our employees and contractors
•TRIR was incorporated as a sub-metric in 2024 because:
◦It is a target that can be impacted by everyone since not all employees are exposed to high energies that lead to SIF events
◦Improvements in TRIR are associated with improvements in enterprise safety culture, which should contribute to a reduction in SIF events

SIF count
•Target performance was set at a level representing top quartile performance among electric utilities for 2024, as reported by the EEI, or 5
•Minimum performance: 7
•Maximum performance: 3
•No payout if any fatalities
TRIR
•Target performance was set at 0.45, which represented significant improvement from 2023's result of 0.49
•Minimum performance: 0.55
•Maximum performance: 0.40

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Measure	Rationale	Goal
Customer NPS
Quantitative measure based on a benchmark blind survey process for residential and business customers and a custom survey for large C&I customers, with the final result determined based on a composite of relative quartile ranking for residential and business customers and a numerical score for large C&I customers, equally weighted
•The blind survey of residential and business customers asks how likely they are to recommend Entergy, on a scale of 0 to 10
•The NPS is the percentage of promoters (scores 9-10) less the percentage of detractors (scores of 6 or less)
•A custom survey is used to determine large C&I NPS because a satisfactory benchmark survey is not available

•Incentivizes actions that drive positive customer outcomes (as measured through customer feedback), including impacts on reliability improvements, responsiveness, price/ affordability and brand/ reputation
•Signals overall health and loyalty of Entergy's customer relationship

Residential and Business NPS
•Target performance goals were set at levels believed to represent reasonably achievable incremental progress on the path to 1st Quartile Customer NPS
•Targets were set based on the year-end ranking in a benchmark survey of utility net promoter scores, for which Entergy ranked in the 3rd Quartile in each sub-metric for 2023
◦Maximum performance was set at a rank equating to 2nd Quartile, and minimum performance was set at the median rank between the 2023 performance and the 2024 target performance, thereby requiring meaningful progress to achieve a minimum payout and achievement of 2nd Quartile results for the maximum payout
Residential
▪Target performance: 49
▪Minimum performance: 52
▪Maximum performance: 47
Business
▪Target performance: 37
▪Minimum performance: 39
▪Maximum performance: 32
Large C&I NPS
•Target performance was set at a two point improvement from the 2023 score, the minimum performance was set at the 2023 score, and the maximum performance was set at an improvement of four points to the 2023 score
◦Target performance: 45
◦Minimum performance: 43
◦Maximum performance: 47

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Qualitative Performance Measure: Diversity, Inclusion and Belonging

The DIB measure is an overall qualitative assessment of diversity, culture and commerce outcomes using key DIB performance indicators, such as inclusive climate survey scores, diverse supplier managed spend, progress on DIB initiatives, and responsiveness to emergent issues.

The DIB measure was used in the annual incentive program because:
•It reinforces our commitment to offer a work environment that is welcoming to all and allows Entergy to attract and retain superb talent allowing Entergy to execute on strategy.
•It rewards progress toward developing and retaining a workforce with a variety of backgrounds, experiences and perspectives that reflects the rich diversity of the communities we serve, while maintaining Entergy commitment to hiring the most qualified candidates.
•It drives an engaged workforce, customer-centric service and solutions, enhancement of owner value, and community partnerships.
2024 Annual Incentive Program Target Performance Goal Considerations

In determining the targets for 2024, the Talent and Compensation Committee reviewed anticipated drivers and risks to Entergy's expectations for ETR Adjusted EPS and Adjusted FFO/Debt Ratio for 2024 as set forth in Entergy’s financial plan, as well as factors driving the strong financial performance achieved in 2023. The Talent and Compensation Committee noted that the proposed targets for ETR Adjusted EPS reflected year-to-year growth in the core earnings measure underlying the annual incentive program target consistent with Entergy’s stated objective at the beginning of the year of steady, predictable growth in ETR Adjusted EPS at a compound annual rate of 6%-8%. The Talent and Compensation Committee also considered the potential impact of a wide range of identified risks and opportunities and confirmed that the annual incentive program targets for each of the performance measures reflected a reasonable balancing of such risks and opportunities and an appropriate degree of challenge. The goals were designed to be achievable, but also to require the strong coordinated performance of the management team.
2024 Annual Incentive Program Performance Assessment

In January 2025, the Finance and Talent and Compensation Committees jointly reviewed Entergy’s financial and operational results and assessed management’s performance against the performance measures and goals described above in order to determine the EAM. The following table summarizes the annual incentive program performance goals and results for 2024:

Performance Measure	Performance Goals and Results
	Weighting	Minimum	Target	Maximum	2024 Results	Level of Achievement
ETR Adjusted EPS ($)[1]	60%	3.51	3.60	3.69	3.65	156%
Adjusted FFO/Debt Ratio[2]	10%	14.0%	14.4%	14.9%	15.0%	200%
Safety[3]	10%	SIF: 7 TRIR: 0.55	SIF: 5 TRIR: 0.45	SIF: 3 TRIR: 0.40	SIF: 18 TRIR: 0.41	90%
Customer NPS[4]	10%	Residential: 52 Business: 39 Large C&I: 43	Residential: 49 Business: 37 Large C&I: 45	Residential: 47 Business: 32 Large C&I: 47	Residential: 34 Business: 26 Large C&I: 49	200%
DIB	10%	Qualitative assessment				89%
Calculated EAM[5]	100%	25%	100%	200%		151%
Adjusted EAM[6]						142%

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1ETR Adjusted EPS is a non-GAAP measure. The goals and results set forth in the table above for ETR Adjusted EPS are presented on Stock Split adjusted basis; the pre-Stock Split target goal approved by the Talent and Compensation Committee in January 2024 for ETR Adjusted EPS was $7.20, with pre-Stock Split minimum and maximum goals set at $7.02 and $7.38, respectively. See Appendix A and "What Energy Corporation Pays and Why - 2024 Compensation Decisions - 2024 Annual Incentive Program Performance Measures and Methodology " for information regarding this non-GAAP financial measure.
2The Adjusted FFO/Debt Ratio, a non-GAAP measure, is the ratio of: (i) adjusted funds from operations calculated as consolidated operating cash flow adjusted for allowance for funds used during construction, working capital (including deferred fuel), the effects of securitization revenue and expense, and the Pre-Determined Exclusions to (ii) total consolidated debt, excluding current and pending securitization debt, in each case calculated to reflect rating agency treatment of interest and principal on Entergy’s junior subordinated debentures. The Talent and Compensation Committee decided to calculate the Adjusted FFO/Debt Ratio in a manner consistent with the rating agency treatment of such debt, as updated in early 2024, in order to ensure that management’s incentives remained aligned with the goal of optimizing Entergy’s capital structure while maintaining its credit rating.
3For 2024, the Safety measure calculation was based on Entergy's TRIR and Entergy's SIF count as defined by the EEI, with results of both sub-metrics being equally weighted.
4For 2024, the Customer NPS measure was calculated based on equally weighted categories of residential, business and large C&I customer NPS scores.
5Reflects the EAM as a percentage of target and as calculated in accordance with the annual incentive program prior to the Talent and Compensation's discretionary adjustment.
6As discussed below, the Talent and Compensation Committee exercised its discretion to adjust the EAM downward to 142%, equating to a level of achievement on Safety of zero, due to Entergy's poor performance on serious injuries and fatalities, including four contractor fatalities during the year.
In assessing the DIB measure, the committees performed a qualitative assessment of management’s performance in the areas of diversity, culture and commerce, informed by certain key performance indicators and quantitative measures, and assessed progress on DIB strategies and initiatives identified at the beginning of the performance period as important to achieving Entergy’s strategic objectives. Some of the 2024 actions taken and recognitions considered as part of the assessment of performance on the DIB measure included:
•Recognized within: Forbes Best Employers for Diversity List 2024, Newsweek America’s Greatest Workplaces for Diversity, USBE&IT Magazine Top Supporters of HBCU Schools;
•Received: Times-Picayune Top Workplaces Award (New Orleans), Houston Chronicle Top Workplace Award (Texas), Global Energy Transition Board Hero of the Community Award (Texas);
•Leadership Employee Resource Group recognized with 2024 Diversity Impact Spotlight Award;
•Seventh consecutive year receiving the U.S. Department of Labor Platinum Vets Medallion Award for veteran talent pipeline development, recruitment, and retention;
•Launched four new employee resource groups, which are open to all employees–ASPIRE (Black), VIDA (Hispanic), SHINE (Asian), and ABLE (Differently abled)–to further promote workplace inclusion;
•Sustained Entergy's overall inclusion score of 78 (2nd Quartile) in the annual Inclusive Climate Survey; and
•Continued movement on workforce development programs to help promote a diverse pipeline.
In assessing 2024 performance, the Finance and Talent and Compensation Committees reviewed management’s performance under each of the performance measures referenced above in relation to the targets set at the beginning of the year, including primary drivers explaining how the results achieved compared to the targets set for each measure.
The foregoing performance resulted in a calculated EAM of 151%. However, the Talent and Compensation Committee exercised its discretion to reduce the EAM to 142%, due to the Company’s poor performance on serious injuries and fatalities, including four contractor fatalities during the year. This adjustment equated to resetting the level of achievement for the Safety metric to zero. The Talent and

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Compensation Committee concluded that despite Entergy’s improved TRIR performance, such an adjustment was warranted by its SIF count performance at a level well below the minimum level of performance.
In addition to the foregoing financial and non-financial results, the Talent and Compensation Committee considered each NEO's degree of success in achieving various strategic, operational and regulatory objectives and in overcoming certain challenges that arose in the business during the course of the year. To determine the individual NEO annual incentive program awards, the Talent and Compensation Committee considered individual performance in executing on Entergy’s strategies and delivering the strong financial performance and operational successes achieved in 2024, as well as the executive’s success in achieving individual goals within the executive’s scope of responsibilities. The committee also considered certain challenges Entergy experienced during the year and each officer’s accountabilities and accomplishments in addressing those challenges. With these considerations in mind, the Talent and Compensation Committee approved the following annual incentive payouts to each of the NEOs, ranging from 112% to 146% of target.

NEO	Year-End Base Salary	Target as Percentage of Year-End Base Salary	2024 Target Award	Payout as Percentage of Target	2024 Annual Incentive Award
Eliecer Viamontes	$418,077	55%	$229,942	140%	$321,919
Kimberly A. Fontan	$706,250	85%	$600,313	146%	$876,457
Marcus V. Brown	$791,754	80%	$633,403	146%	$924,769
Andrew S. Marsh	$1,250,000	130%	$1,625,000	142%	$2,307,500
Peter S. Norgeot, Jr.	$669,760	75%	$502,320	112%	$562,598
Roderick K. West	$835,753	80%	$668,602	146%	$976,159
Long-Term Incentive Compensation
Long-term incentive compensation delivered in shares of Entergy common stock represents the largest portion of executive officer compensation. The Company believes the combination of long-term incentives it employs provides a compelling performance-based compensation opportunity, is effective at retaining a strong senior management team, and aligns the interests of the executive officers with the interests of Entergy’s customers and shareholders by enhancing executive officers’ focus on Entergy’s long-term goals.

For each NEO, a dollar value is established to determine that NEO’s long-term incentive award target. The target award value for each NEO is determined based on market median compensation data for the officer’s role, adjusted to reflect internal equity and individual performance, including each NEO’s degree of success in achieving various strategic, operational, and regulatory objectives and in overcoming certain challenges that arose in the business during the course of the year.
2024 Long-Term Incentive Compensation Mix
In January 2024, the Talent and Compensation Committee approved the 2024 long-term incentive award amounts for each NEO. This amount was then converted into the number of performance units, stock options and shares of restricted stock granted to each NEO based on an allocation of 60% performance units, 20% stock options and 20% restricted stock.

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EXECUTIVE OFFICER COMPENSATION

NEO	Long-Term Incentive Grant Date Value[1] (as of January 25, 2024)	2024–2026 Target PUP Performance Units	Stock Options	Shares of Restricted Stock
Eliecer Viamontes	$382,561	3,804	8,470	1,542
Kimberly A. Fontan	$1,861,138	18,506	41,206	7,502
Marcus V. Brown	$1,493,209	14,848	33,062	6,018
Andrew S. Marsh	$7,190,823	71,502	159,218	28,982
Peter S. Norgeot, Jr.	$1,529,283	15,206	33,862	6,164
Roderick K. West[2]	$1,603,709	15,946	35,510	6,464
1Due to fluctuations in stock price, grant date value may differ from the value on the date the long-term incentive award target dollar values are established for each NEO.
2The shares of restricted stock noted in the table above for Mr. West were forfeited upon his retirement from the Company on January 31, 2025. The stock options noted in the table above for Mr. West will continue to vest following his retirement, in accordance with the original vesting schedule and will expire five years after his retirement date. With respect to the target PUP performance units noted in the table above, Mr. West will be eligible for a pro-rated award based on actual performance and full months of service during the performance period. See "Potential Payments Upon Termination or Change in Control" for additional information on the treatment of Mr. West's outstanding equity awards in connection with his retirement from Entergy.

All the performance units, shares of restricted stock and stock options granted to the NEOs in 2024 were granted pursuant to the 2019 OIP. The 2019 OIP requires a “double trigger,” meaning both a Change in Control (as defined below) of Entergy and an involuntary job loss without cause or a resignation by the NEO for good reason within 24 months following the Change in Control, for the acceleration of these awards upon a change in control.
Performance Units
The NEOs are issued performance unit awards under the PUP with payout opportunities established by the Talent and Compensation Committee at the beginning of each three-year performance period. The PUP specifies minimum, target, and maximum performance goals, the achievement of which determines the number of performance units that may be earned by each participant.
2024–2026 PUP Performance Measures and Goals

For the 2024–2026 PUP, the Talent and Compensation Committee replaced the Adjusted FFO/Debt Ratio measure used in the PUP for the 2021–2023, 2022–2024 and 2023–2025 performance periods with an Environmental Stewardship measure (weighted 20%) to better align with Entergy's multi-year approach to decarbonization and also based on shareholder feedback to incorporate an environmental performance measure into the PUP. The Talent and Compensation Committee continued to use Relative TSR in the 2024–2026 PUP, which retained its weighting of 80%.

Relative TSR
The Talent and Compensation Committee chose Relative TSR as a PUP performance measure because it reflects Entergy’s creation of shareholder value relative to other electric utilities included in the Philadelphia Utility Index over the performance period. By measuring performance in relation to an industry benchmark, this measure is intended to isolate, and reward management for, the creation of shareholder value that is not driven by events that affect the industry as a whole.
Minimum, target and maximum performance goals are determined by reference to the ranking of Entergy’s TSR in relation to the TSR of the companies in the Philadelphia Utility Index. The Talent and

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EXECUTIVE OFFICER COMPENSATION
Compensation Committee identified the Philadelphia Utility Index as the appropriate industry peer group for determining Relative TSR because the companies included in this index, in the aggregate, are viewed as comparable to Entergy in terms of business and scale.
Environmental Stewardship
The Environmental Stewardship measure consists of two components designed to capture the key dimensions of Entergy's response to climate change:
•A Climate Resilience component, sub-weighted at 60%, which is focused on reduction in storm restoration costs attributable to completed infrastructure improvement investments.
•A Carbon-Free Generation component, sub-weighted at 40%, which is focused on generation of electricity from carbon emission-free sources as compared to Entergy's projection for the 2024–2026 performance period.
A Carbon Capture Modifier applies to the Carbon-Free Generation component in the range of -9% to +9% based on the Talent and Compensation Committee's assessment of achievement (or lack of achievement) of specific CCS objectives.
The Environmental Stewardship measure was incorporated as a performance measure in the 2024–2026 PUP because:
•It measures progress towards quantitative goals that align with desired customer and owner outcomes for clean energy, reliable operation and reduced storm restoration costs.
•It aligns with interests of regulators to see positive outcomes from capital investments in managing both transition and physical risk.
In January 2024, the Talent and Compensation Committee established the following goals for the 2024–2026 PUP performance measures:

Performance Measures[1]	PUP Measure Weight	Goals[2]
Relative TSR	80%	Minimum (25%) - Bottom of 3rd Quartile Target (100%) - Median Percentile Maximum (200%) - 1st Quartile
Environmental Stewardship	20%
Climate Resilience (60%)[3]
2024: Minimum – 0%; Target – 2%; Maximum – 7%
2025: Minimum – 2%; Target – 3%; Maximum – 8%
2026: Minimum – 4%; Target – 9%; Maximum – 14%

Carbon-Free Generation (40%)[4]
Minimum – 128,320 TWh
Target – 133,900 TWh
Maximum – 139,479 TWh

1Payouts for performance between achievement levels are calculated using straight-line interpolation, between minimum and target and between target and maximum, with no payouts for performance below the minimum achievement level with respect to the applicable performance measure, and payouts capped at the maximum achievement level with respect to the applicable performance measure.
2There is no payout if the Relative TSR falls within the lowest quartile of the peer companies in the Philadelphia Utility Index and if both Climate Resilience and Carbon-Free Generation are below the minimum achievement levels.
3The achievement levels established for the Climate Resilience sub-metric are based on annual restoration cost reduction impacts of projects scheduled to be completed with funding under the financial plan based on a model approved by the Talent and Compensation Committee in January 2024.

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EXECUTIVE OFFICER COMPENSATION
4The goals for the Carbon-Free Generation sub-metric are based on cumulative TWhs generated over the three year period. The result of the Carbon-Free Generation sub-metric is subject to a carbon capture modifier in the range of -9% to +9% of the Carbon-Free Generation component based on the Talent and Compensation Committee's assessment of progress toward specific CCS objectives.
2022–2024 PUP Performance Measures, Goals and Payouts
In December 2021, the Talent and Compensation Committee chose Relative TSR and Adjusted FFO/Debt Ratio as the performance measures for the 2022–2024 PUP, with Relative TSR weighted 80% and Adjusted FFO/Debt Ratio weighted 20%. In January 2022, the Talent and Compensation Committee established the following minimum, target and maximum performance goals for the 2022–2024 PUP performance measures:

Performance Measures[1]	PUP Measure Weight	Goals[2]
Relative TSR	80%	Minimum (25%) - Bottom of 3rd Quartile Target (100%) - Median Percentile Maximum (200%) - 1st Quartile
Adjusted FFO/Debt Ratio[3]	20%	Minimum (25%) – 14.0% Target (100%) – 15.0% Maximum (200%) – 16.5%
1Payouts for performance between achievement levels are calculated using straight-line interpolation. There is no payout for performance below the minimum achievement level and payouts are capped at 200% for performance at or above the maximum achievement level.
2There is no payout if the Relative TSR falls within the lowest quartile of the peer companies in the Philadelphia Utility Index and the FFO/Debt Ratio is below the minimum achievement level.
3The Adjusted FFO/Debt Ratio, a non-GAAP financial measure, is the ratio of: (i) adjusted funds from operations calculated as consolidated operating cash flow adjusted for allowance for funds used during construction, working capital, excluding deferred fuel and the effects of securitization revenue and expense, and the Pre-Determined Exclusions to (ii) total consolidated debt, excluding current and pending securitization debt, in each case calculated to reflect rating agency treatment of interest and principal on Entergy’s junior subordinated debentures. The Adjusted FFO/Debt Ratio is evaluated on an annual basis against the target set for each year, which, for the 2022–2024 performance period, was 15.0%. The annual results are then averaged to determine the Adjusted FFO/Debt Ratio overall result, which is then further adjusted by ±10 basis points for a favorable or unfavorable change in the Company's corporate credit outlook and ± 20 basis points for an upgrade or downgrade in the corporate credit rating for Entergy, with a maximum adjustment of ±20 basis points. The Talent and Compensation Committee decided to calculate the Adjusted FFO/Debt Ratio in a manner consistent with the rating agency treatment of such debt, as updated in early 2024, in order to ensure that management’s incentives remained aligned with the goal of optimizing Entergy's capital structure while maintaining its credit rating.

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EXECUTIVE OFFICER COMPENSATION
In January 2025, the Talent and Compensation Committee reviewed Entergy’s Relative TSR and Adjusted FFO/Debt Ratio for the 2022–2024 PUP in order to determine the vesting level of the 2022–2024 PUP. The Talent and Compensation Committee compared Entergy’s TSR against the TSR of the companies that were included in the Philadelphia Utility Index as of the last day of the year preceding the beginning of the three-year performance period, which were (in addition to Entergy):

AES Corporation	Eversource Energy
Ameren Corporation	Exelon Corporation
American Electric Power Co. Inc.	FirstEnergy Corporation
American Water Works Company, Inc.	NextEra Energy, Inc.
CenterPoint Energy Inc.	Pinnacle West Capital Corporation
Consolidated Edison Inc.	Public Service Enterprise Group, Inc.
Dominion Energy	Southern Company
DTE Energy Company	WEC Energy Group, Inc.
Duke Energy Corporation	Xcel Energy, Inc.
Edison International

As recommended by the Finance Committee, the Talent and Compensation Committee concluded that Entergy’s Relative TSR for the 2022–2024 PUP was in the 1st Quartile, resulting in an achievement level of 200% of target, and that the Adjusted FFO/Debt Ratio was 13.8% for 2022, 17.2% for 2023 and 15.6% for 2024, plus an upward adjustment of 10% due to Entergy's improved credit outlook in 2024, resulting in an achievement level of 124% of target. These results yielded an overall payout of 185% of target for the NEOs.

Named Executive Officer	2022 - 2024 Target Performance Units	Number of Shares Issued[1]	Value of Shares Actually Issued[2]	Grant Date Fair Value[3]
Eliecer Viamontes[4]	3,154	6,324	$518,505	$209,914
Kimberly A. Fontan[4]	10,604	21,063	$1,726,955	$705,749
Marcus V. Brown	12,954	26,041	$2,135,102	$862,153
Andrew S. Marsh[4]	46,236	91,954	$7,539,308	$3,077,237
Peter S. Norgeot, Jr.[4]	12,186	24,319	$1,993,915	$811,039
Roderick K. West	19,050	38,296	$3,139,889	$1,267,873

1Includes accrued dividend equivalents.
2Value determined based on the closing price of Entergy common stock on January 17, 2025 ($81.99), the date the Talent and Compensation Committee certified the 2022–2024 PUP results.
3Represents the aggregate grant date fair value calculated in accordance with applicable accounting rules.
4Ms. Fontan and Messrs. Norgeot, Marsh, and Viamontes each experienced a change in officer status in 2022, and accordingly, their target award opportunity was increased for all open PUP performance periods, including for the 2022–2024 PUP. Additionally, their promotions resulted in certain prorations with respect to the calculation of the dividend equivalents.
Pre-Determined Exclusions
The exclusions for the 2024 annual incentive program EAM and for the 2022–2024 PUP included effects of: (i) major storms, including the impact on total debt of pending securitizations; (ii) resolutions during the year of certain unresolved regulatory litigation matters; (iii) income tax law changes; and (iv) any adjustments to contributions to pension investments or trusts related to post-retirement benefits that are elective and deviate from original plan assumptions.

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EXECUTIVE OFFICER COMPENSATION
The Talent and Compensation Committee also considered, both at the time it chose ETR Adjusted EPS and the Adjusted FFO/Debt Ratio as the 2024 EAM performance measures and at the time it chose the Adjusted FFO/Debt Ratio as a performance measure in the 2022–2024 PUP and also at the time when it was establishing the targets for these measures, the appropriateness of excluding the effect of each of the specific Pre-Determined Exclusions it had identified. It viewed the exclusion of major storms as appropriate because although Entergy includes estimates for minor storm costs in its financial plan, it does not include estimates for a major storm event, such as a hurricane, given management’s inability to control or predict acts of nature. The Talent and Compensation Committee considered the exclusion of the effects of any unanticipated changes in federal income tax law to be appropriate because of the inability of management to impact those results. It approved the exclusion of elective adjustments to Entergy contributions to pension and post-retirement benefit plan trusts because such elective adjustments are not viewed as reflective of the underlying performance of the business. The Talent and Compensation Committee approved the exclusion for the impact of certain unresolved legacy regulatory litigation primarily because of management’s inability to influence the related outcomes.
Stock Options and Restricted Stock
Entergy grants stock options and shares of restricted stock as part of its long-term incentive award mix because they align the interests of the executive officers with long-term shareholder value, provide competitive compensation, and increase executives’ ownership in Entergy common stock. Generally, stock options are granted annually on a pre-established schedule with a maximum term of ten years and vest one-third on each of the first three anniversaries of the date of grant. The date of grant for annual equity award grants is the date of the Talent and Compensation Committee meeting at which they are approved, which is regularly scheduled each year in late January or the first week of February. The Talent and Compensation Committee does not take material nonpublic information into account when determining the timing and terms of option awards nor does it time the disclosure of material nonpublic information to affect the value of executive compensation. The exercise price for each option granted in January 2024 was $49.54 ($99.08 pre-Stock Split), which was the closing price of Entergy’s stock on the date of grant. Shares of restricted stock vest one-third on each of the first three anniversaries of the date of grant, are paid dividends which are reinvested in shares of Entergy common stock, and have full voting rights. The dividend reinvestment shares are subject to forfeiture similar to the terms of the original grant.
Health, Welfare, Retirement and Other Benefit Elements
Entergy’s NEOs are eligible to participate in or receive the following benefits:

Plan Type	Description
401(k)	Entergy-sponsored 401(k) Savings Plan that covers a broad group of employees and provides for an employer matching contribution.
Health & Wellness Benefits
Medical, dental and vision coverage, health care and dependent care reimbursement plans, life and accidental death and dismemberment insurance, business travel accident insurance, and basic long-term disability insurance.
Eligibility, coverage levels, potential employee contributions and other plan design features are the same for the NEOs as for the broad employee population.

2024 Perquisites
Corporate aircraft usage and annual mandatory physical exams. The NEOs do not receive tax gross ups on any benefits, except for certain relocation benefits.
For additional information regarding perquisites, see the “All Other Compensation” column in the 2024 Summary Compensation Table.

Deferred Compensation
The NEOs are eligible to defer up to 100% of their base salary and annual incentive awards into the Entergy-sponsored Executive Deferred Compensation Plan. As of December 31, 2024, none of the NEOs have deferred any amounts under this plan.

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EXECUTIVE OFFICER COMPENSATION

Plan Type	Description
Retirement Plans
Entergy-sponsored plans:
•Entergy Retirement Plan – a tax-qualified final average pay defined benefit pension plan that covers a broad group of employees hired before July 1, 2014. As used in this Information Statement, “Entergy Retirement Plan” refers to the final average pay defined benefit pension plan benefit provided to eligible employees pursuant to the Entergy Corporation Retirement Plan for Non-Bargaining Employees.
•Cash Balance Plan ("CBP") – a tax-qualified cash balance defined benefit pension plan that covers a broad group of employees hired on or after July 1, 2014 and before January 1, 2021. Effective January 1, 2022, the CBP was merged with and into the Entergy Retirement Plan, while maintaining the same cash balance pension benefit formula. As used in this Information Statement, “Cash Balance Plan or the CBP” refers to the cash balance defined benefit pension plan benefit provided to eligible employees.
•Pension Equalization Plan ("PEP") – a non-qualified pension restoration plan for certain highly compensated non-bargaining employees who participate in the Entergy Retirement Plan.
•Cash Balance Equalization Plan ("CBEP") – a non-qualified restoration plan for a select group of management or highly compensated employees who participate in the Cash Balance Plan.
•System Executive Retirement Plan ("SERP") – a legacy non-qualified supplemental retirement plan for a select group of individuals who became executive officers before July 1, 2014.
See “2024 Pension Benefits” section of this Information Statement for additional information regarding the operation of and NEO participation in the plans described above.

Executive Disability Plan
This plan pays eligible individuals a supplemental long-term disability ("LTD") benefit if they are disabled and receiving LTD benefits from the broad-based LTD Plan. The benefit payable under this plan is equal to 65% of the difference between their annual base salary and the annual base salary that produces the maximum disability payment under our broad-based LTD plan, which is $15,000.

Entergy provides these benefits to the NEOs as part of its effort to provide competitive executive compensation programs and because it believes these benefits are important retention and recruitment tools since many of the companies with which Entergy competes for executive talent provide similar arrangements to their senior executive officers.
Severance and Retention Arrangements
The Talent and Compensation Committee believes that retention and transitional compensation arrangements are an important part of overall compensation, as they help to secure the continued employment and dedication of the NEOs, notwithstanding any concern that they might have at the time of a change in control regarding their own continued employment. In addition, the Talent and Compensation Committee believes that these arrangements are important as recruitment and retention devices, as many of the companies with which Entergy competes for executive talent have similar arrangements in place for their senior employees.
To achieve these objectives, Entergy has established a System Executive Continuity Plan ("Continuity Plan") under which each of the NEOs are entitled to receive “change in control” payments and benefits if such officer’s employment is involuntarily terminated without cause or if the officer resigns for good reason, in each case, in connection with a change in control of Entergy. Entergy strives to ensure that the benefits and payment levels under the Continuity Plan are consistent with market practices. The executive officers of Entergy and its subsidiaries, including the Company's NEOs, are not entitled to any tax gross up payments on any severance benefits received under this plan. For more information regarding severance arrangements, see “Potential Payments Upon Termination or Change in Control.”

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EXECUTIVE OFFICER COMPENSATION
Risk Mitigation and Other Pay Practices
Recoupment of Compensation (Clawback Provisions)
On October 27, 2023, the Entergy board adopted the amended and restated policy regarding the recoupment of certain compensation (the "Clawback Policy"), with an effective date of October 2, 2023. Any incentive compensation award granted or paid on or after this effective date is subject to the terms of the Clawback Policy, while awards granted or paid prior to the effective date of the Clawback Policy are subject to the Entergy Corporation Policy Regarding Recoupment of Certain Compensation in effect prior to its amendment and restatement. The Company's Board also adopted the Clawback Policy, effective October 2, 2023.
Under the Clawback Policy, which goes beyond the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), Entergy or the Company, as applicable, will seek reimbursement of certain compensation from current or former executive officers subject to Section 16, including all of the NEOs, where:

•Entergy or the Company, as applicable, is required to restate its financial statements due to noncompliance with any financial reporting requirement under securities laws; or
•there is a material miscalculation of a performance measure related to incentive compensation, regardless of whether Entergy's or the Company's financial statements are restated.

In addition, Entergy or the Company, as applicable, may seek reimbursement of certain compensation from current or former executive officers subject to Section 16, including all of the NEOs, if the Board determines that such executive officer engaged in fraud that resulted in either a restatement of Entergy’s financial statements or a material miscalculation of a performance measure relative to incentive compensation.

The Clawback Policy applies to incentive compensation, including cash or equity-based bonus or incentive or profit-sharing awards paid in respect of the three-year period prior to the year in which Entergy is required to prepare such restatement or in respect of the three-year period preceding the material miscalculation. The amount required to be reimbursed is equal to the excess of the gross incentive payment actually paid over the gross payment that would have been paid if the original payment had been determined based on the restated financial results or correct calculation. Entergy and the Company may enforce all or part of any executive officer’s repayment obligation under the policy by reducing any amounts that may be owed from time-to-time by Entergy or the Company, as applicable, or any of their subsidiaries to such individual, whether as wages, severance, vacation pay or in the form of any other benefit or for any other reason. In addition, Entergy and the Company will seek to recover any compensation received by the Company's Chief Executive Officer and Chief Financial Officer that is required to be reimbursed under the Sarbanes-Oxley Act of 2002 following a material restatement of our financial statements.

In addition to the above-described Clawback Policy, in January 2024, the Entergy board adopted an additional discretionary recoupment policy applicable to all officers of Entergy System companies, including the NEOs, that allows recoupment of incentive compensation from an officer who engages in certain detrimental conduct, including (i) commission of a felony or other crime that affects the officer’s ability to perform their duties, (ii) fraud in contravention of the officer’s duties to the enterprise, (iii) unauthorized disclosure of confidential or proprietary information of an Entergy System company or material violation of a material written Entergy System company policy or material agreement between the officer and an Entergy System company in either case that results in, or could have resulted in, termination for cause as defined in the 2019 OIP or that results in significant financial or operational loss, or significant reputational harm to Entergy; and (iv) other conduct that the officer knew or should have known could result in termination for Cause as defined in the 2019 OIP (regardless whether it does) and that results in significant financial or operational loss or significant reputational harm to Entergy. The discretionary recoupment policy for detrimental conduct applies to all incentive compensation, including time-based awards, and allows for the claw back of compensation received after the detrimental conduct and within the three-year period preceding the detrimental conduct, provided the recoupment efforts are commenced within five years after the detrimental conduct and before a change in control. The additional discretionary recoupment policy applies to detrimental conduct committed on or after January 26, 2024, the effective date of the policy.

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EXECUTIVE OFFICER COMPENSATION
Stock Ownership Guidelines and Share Retention Requirements
Entergy requires executive officers of Entergy and its subsidiaries, which includes the NEOs, to own Entergy stock to further align their interests with its shareholders’ interests. Stock ownership levels are achieved through ownership of any Entergy shares held by the officer, including shares held in the 401(k) plan, restricted stock, dividends earned on restricted shares during the period of restriction, and restricted stock units. Performance units held under the PUP and stock options, whether vested or unvested, do not count toward achievement of stock ownership levels. Annually, the Talent and Compensation Committee monitors the executive officers’ compliance with these guidelines. All of the NEOs were in compliance with the applicable ownership guidelines at the time of the most recent annual review. Entergy's ownership guidelines are as follows:

Role[1]	Value of Common Stock to be Owned
Management Level 1	6 x base salary
Management Level 2	3 x base salary
Management Level 3	2 x base salary
Management Level 4	1 x base salary
1Of the NEOs, Mr. Marsh held a management level 1 position as Entergy's Chief Executive Officer, Ms. Fontan and Messrs. Brown, Norgeot and West held management level 2 positions and Mr. Viamontes held a management level 3 position.

Further, to facilitate compliance with the guidelines, until an executive officer satisfies the stock ownership guidelines, the officer must retain:
•all net after-tax shares paid out under the PUP;
•all net after-tax shares of restricted stock and all net after-tax shares received upon the vesting of restricted stock units; and
•at least 75% of the after-tax net shares received upon the exercise of Entergy stock options.
Trading Controls
Executive officers, including the NEOs, are subject to Entergy's insider trading policy (included as Exhibit 19 to the Form 10-K and thus are required to receive permission from the Entergy's General Counsel or his designee prior to entering into any transaction involving any Entergy or Company securities, including gifts, other than an exercise of employee stock options that is not funded through a sale in the market. Trading is generally permitted only during specified open trading windows beginning shortly after the release of earnings. Employees who are subject to trading restrictions, including the NEOs, may enter into trading plans under Rule 10b5-1 of the Exchange Act, but these trading plans or any amendment to an existing plan may be entered into only during an open trading window and must be approved by Entergy.
No Pledging / Hedging
Entergy also prohibits directors and executive officers of Entergy and its subsidiaries, including the NEOs, from pledging any Entergy securities or entering into margin accounts involving Entergy securities. Entergy prohibits these transactions because of the potential that sales of Entergy securities could occur outside trading periods and without the required approval of the General Counsel. In addition, Entergy prohibits directors and executive officers of Entergy and its subsidiaries, including the NEOs, from engaging in any hedging transactions with respect to Entergy securities.

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EXECUTIVE OFFICER COMPENSATION
Compensation Consultant Independence
Annually, the Talent and Compensation Committee reviews the relationship with its compensation consultant to determine whether any conflicts of interest exist that would prevent the consultant from independently advising the Talent and Compensation Committee. When assessing the independence of its current compensation consultant, Pay Governance, in 2024, the committee considered the following factors, among others:
•Pay Governance has policies in place to prevent conflicts of interest;
•No member of Pay Governance’s consulting team serving the Corporate Governance or Talent and Compensation Committees has a business relationship with any member of the committees or any of Entergy's or its subsidiaries', including the Company’s, executive officers;
•Neither Pay Governance nor any of its principals own any shares of Entergy common stock; and
•The amount of fees paid to Pay Governance is less than 1% of Pay Governance’s total consulting income.
Based on these factors, the Talent and Compensation Committee concluded that Pay Governance is independent in accordance with SEC and NYSE rules and that no conflict of interest exists that would prevent Pay Governance from independently advising the committee.
In addition, Pay Governance has agreed that it will not accept any engagement with management without prior approval from the Talent and Compensation Committee, and Entergy's board has adopted a policy that prohibits a compensation consultant from providing other services to Entergy if the aggregate amount for those services would exceed $120,000 in any year. During 2024, Pay Governance did not provide any services to Entergy other than the services it performed on behalf of the Talent and Compensation and Corporate Governance Committees, and it worked with Entergy’s management only as directed by those committees.
Talent and Compensation Committee Report
The Talent and Compensation Committee Report included in Entergy’s definitive proxy statement filed with the SEC on March 21, 2025 is incorporated by reference but will not be deemed to be “filed” in this Information Statement. The Company does not have a compensation committee or other board committee performing equivalent functions. Our Board is comprised of individuals who are officers or employees of Entergy or the Company. Our Board does not make determinations regarding the compensation paid to our executive officers.

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EXECUTIVE OFFICER COMPENSATION
Compensation Tables
2024 Summary Compensation Table
The following table summarizes the total compensation paid to or earned by each of the NEOs for the fiscal year ended December 31, 2024, and, to the extent required by SEC disclosure rules, the fiscal years ended December 31, 2023 and 2022. The compensation set forth in the table represents the aggregate compensation paid by all Entergy companies. For additional information regarding the material terms of the awards reported in the following table, including a general description of the formula or criteria to be applied in determining the amounts payable, see the CD&A.

(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
Name and Principal Position[1]	Year	Salary[2]	Stock Awards[3]	Option Awards[4]	Non-Equity Incentive Plan Compen-sation[5]	Change in Pension Value and Non-qualified Deferred Compen-sation Earnings[6]	All Other Compen-sation[7]	Total	Total Without Change in Pension Value[8]
Eliecer Viamontes Chief Executive Officer	2024	$384,887	$303,748	$78,813	$321,919	$34,200	$33,055	$1,156,622	$1,122,422
	2023	$361,284	$333,024	$78,755	$251,202	$28700	$25,846	$1,078,811	$1,050,111
	2022	$347,459	$296,861	$53,528	$240,731	$11,800	$168,309	$1,118,688	$1,106,888
Kimberly A. Fontan Executive Vice President and Chief Financial Officer	2024	$684,375	$1,477,716	$383,422	$876,457	$433,100	$34,937	$3,890,007	$3,456,907
	2023	$625,000	$1,165,112	$275,621	$924,769	$409,600	$31,860	$3,431,962	$3,022,362
	2022	$404,809	$1,034,293	$80,519	$379,688	$—	$29,720	$1,929,029	$1,929,029
Marcus V. Brown Executive Vice President and General Counsel	2024	$753,419	$1,226,636	$290,192	$924,769	$731,700	$77,328	$4,004,044	$3,272,344
	2023	$753,419	$1,226,636	$290,192	$2,307,500	$731,700	$77,328	$5,386,775	$4,655,075
	2022	$726,363	$1,144,238	$273,358	$761,302	$976,700	$93,793	$3,975,754	$2,999,054
Andrew S. Marsh Chair of the Board and Chief Executive Officer, Entergy	2024	$1,209,615	$5,709,300	$1,481,523	$2,307,500	$2,043,600	$94,837	$12,846,375	$10,802,775
	2023	$1,100,000	$5,159,370	$1,220,557	$1,821,600	$982,400	$89,281	$10,373,208	$9,390,808
	2022	$781,560	$4,598,890	$414,050	$960,700	$—	$106,560	$6,861,760	$6,861,760
Peter S. Norgeot, Jr. Former Executive Vice President and Chief Operating Officer, Entergy

	2024	$650,440	$1,214,197	$315,086	$562,598	$127,900	$52,852	$2,923,073	$2,795,173
Roderick K. West Former Group President, Utility Operations	2024	$828,144	$1,273,288	$330,421	$976,160	$212,500	$119,140	$3,739,653	$3,527,153
	2023	$799,130	$1,547,047	$365,976	$—	$204800	$112,338	$3,029,291	$2,824,491
	2022	$770,432	$3,682,723	$402,025	$776,434	$—	$101,107	$5,732,721	$5,732,721
1No compensation information is provided for Mr. Norgeot for 2023 or 2022, as he was not included as a NEO in our Information Statements filed for the years ended December 31, 2023 and December 31, 2022.
2The amounts in column (c) represent the actual base salary paid to the NEOs in the applicable year. The 2024 changes in base salaries noted in the CD&A were effective in April 2024. Mr. Viamontes’ off-cycle base salary adjustment noted in the CD&A was effective in September 2024.
3The amounts in column (e) represent the aggregate grant date fair value of restricted stock, restricted stock units and performance units granted under the 2019 OIP, each calculated in accordance with FASB ASC Topic 718, without taking into account estimated forfeitures.  The grant date fair value of the restricted stock, restricted stock units, and the portion of the performance units with vesting based on the Adjusted FFO/Debt Ratio (within the 2022–2024 PUP and 2023–2025 PUP) and the Environmental Stewardship measure (used within the 2024–2026 PUP) is determined using the closing price of Entergy's common stock on the date of

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EXECUTIVE OFFICER COMPENSATION
grant.  The grant date fair value of the portion of the performance units attributable to Relative TSR was measured using a Monte Carlo simulation valuation model.  The simulation model applies a risk-free interest rate and an expected volatility assumption.  The risk-free interest rate is assumed to equal the yield on a three-year treasury bond on the grant date.  Volatility is based on historical volatility for the 36-month period preceding the grant date.  The performance units in the table are also valued based on the probable outcome of the applicable performance condition at the time of grant. The maximum value of shares that would be received if the highest achievement level is attained with respect to both the Relative TSR and Environmental Stewardship measures, for performance units granted in 2024 are as follows:  Mr. Viamontes, $376,900; Mr. Brown, $1,471,140; Ms. Fontan, $1,833,574; Mr. Marsh, $7,084,418; Mr. Norgeot, $1,506,610; and Mr. West, $1,579,930.
4The amounts in column (f) represent the aggregate grant date fair value of stock options granted under the 2019 OIP calculated in accordance with FASB ASC Topic 718. For a discussion of the relevant assumptions used in valuing these awards, see Note 12 to the Financial Statements in the Annual Report.
5The amounts in column (g) represent annual incentive award cash payments made pursuant to the annual incentive program under the 2019 OIP.
6The amounts in column (h) include the annual actuarial change in the present value of the NEOs’ benefits under all pension plans established by Entergy using interest rate and mortality rate assumptions consistent with those used in Entergy's financial statements and include amounts which the NEOs may not currently be entitled to receive because such amounts are not vested. None of the increases for any of the NEOs are attributable to above-market or preferential earnings on non-qualified deferred compensation and includes any amounts which the NEOs may not currently be entitled to receive because such amounts are not vested. See the 2024 Pension Benefits Table of this Information Statement for additional information.
7The amounts set forth in column (i) for 2024 include (a) matching contributions by Entergy under the Savings Plan to each of the NEOs; (b) dividend equivalents paid on restricted stock and performance units when vested; (c) life insurance premiums; and (d) perquisites and other compensation as described below. The amounts are listed in the following table:

	Eliecer Viamontes	Kimberly A. Fontan	Marcus V. Brown	Andrew S. Marsh	Peter S. Norgeot, Jr.	Roderick K. West
Entergy Matching Contribution – Savings Plan	$20,700	$14,490	$14,490	$14,490	$20,700	$14,490
Dividend Equivalents Paid on Vested Restricted Stock and PUP Awards	$7,834	$13,971	$37,692	$69,947	$23,492	$47,974
Life Insurance Premiums	$864	$1,757	$11,484	$5,372	$7,482	$7,038
Perquisites and Other Compensation	$3,657	$4,719	$3,426	$5,028	$1,178	$49,638
Total	$33,055	$34,937	$67,092	$94,837	$52,852	$119,140
8The Total Without Change in Pension Value represents total compensation, as determined under applicable SEC rules, minus the change in pension value reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column for the applicable year. The amounts reported in the Total Without Change in Pension Value column may differ substantially from the amounts reported in the Total column required under SEC rules and are not a substitute for total compensation. The change in pension value is subject to many external variables, such as interest rates, assumptions about life expectancy and changes in the discount rate determined at each year end, which are functions of economic factors and actuarial calculations that are not related to Entergy's performance and are outside the control of the Talent and Compensation Committee.
Perquisites and Other Compensation
The amounts set forth in column (i) also include perquisites and other personal benefits that Entergy provides to the NEOs as part of providing competitive executive compensation programs and for employee retention. The following perquisites were provided to the NEOs in 2024.

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EXECUTIVE OFFICER COMPENSATION

NEO	Personal Use of Corporate Aircraft	Executive Physical Exams	Relocation
Eliecer Viamontes		X
Kimberly A. Fontan		X
Marcus V. Brown		X
Andrew S. Marsh		X
Peter S. Norgeot, Jr.		X	X
Roderick K. West	X	X
For security and business reasons, Entergy’s Chief Executive Officer is permitted to use its corporate aircraft for personal use at the expense of Entergy.  The other NEOs may use the corporate aircraft for personal travel subject to the approval of Entergy Corporation’s Chief Executive Officer.  The NEOs also may occasionally use the corporate aircraft for the evacuation of themselves and immediate family in advance of anticipated major storms for business continuity purposes. Entergy believes that its officers’ ability to use its plane for limited personal use saves time and helps to ensure their safety and security while traveling, thereby benefiting Entergy. Annually, the Talent and Compensation Committee reviews the level of personal use of the corporate aircraft by each of the executive officers.

The amounts included in column (i) of the 2024 Summary Compensation Table for the personal use of corporate aircraft, reflect the incremental cost to Entergy for use of the corporate aircraft, determined on the basis of the variable operational costs of each flight, including fuel, maintenance, flight crew travel expense, catering, communications, and fees, including flight planning, ground handling, and landing permits. The only NEO who used Entergy's corporate aircraft for personal travel during 2024 was Mr. West The aggregate incremental aircraft usage cost associated with Mr. West’s personal use of the corporate aircraft was $45,822 for fiscal year 2024. In addition, Entergy offers its executives comprehensive annual physical exams at Entergy’s expense. In addition, executive officers may have the occasional personal use of tickets to athletic and cultural events when such tickets are not being used for business purposes, for which there is no incremental cost to Entergy. Aside from Mr. West’s personal use of the corporate aircraft, none of the perquisites referenced above exceeded $25,000 for any of the NEOs.

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EXECUTIVE OFFICER COMPENSATION
2024 Grants of Plan-Based Awards
The following table summarizes award grants during 2024 to the NEOs. All share and per share information in this table has been adjusted to reflect the Stock Split.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards [1]			Estimated Future Payouts under Equity Incentive Plan Awards [2]
Name	Grant Date	Thresh-old ($)	Target ($)	Maximum ($)	Thresh-old (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)[3]	All Other Option Awards: Number of Securities Under- lying Options (#)[4]	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards[5]
(a)	(b)		(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Eliecer Viamontes	1/25/24	$—	$229,942	$459,884
	1/25/24				951	3,804	7,608				$227,357
	1/25/24							1,542			$76,391
	1/25/24								8,470	$49.54	$78,813
Kimberly A. Fontan	1/25/24	$—	$600,313	$1,200,625
	1/25/24				4,627	18,506	37,012				$1,106,067
	1/25/24							7,502			$371,649
	1/25/24								41,206	$49.54	$383,422
Marcus V. Brown	1/25/24	$—	$633,403	$1,266,806
	1/25/24				3,712	14,848	29,696				$887,435
	1/25/24							6,018			$298,132
	1/25/24								33,062	$49.54	$307,642
Andrew S. Marsh	1/25/24	$—	$1,625,000	$3,250,000
	1/25/24				17,876	71,502	143,004				$4,273,532
	1/25/24							28,982			$1,435,768
	1/25/24								159,218	$49.54	$1,481,523
Peter S. Norgeot, Jr.[6]	1/25/24	$—	$502,320	$1,004,640
	1/25/24				3,802	15,206	30,412				$909
	1/25/24							6,164			$305,365
	1/25/24								33,862	$49.54	$315,086
Roderick K. West[6]	1/25/24	$—	$668,602	$1,337,206
	1/25/24				3,987	15,946	31,892				$935,061
	1/25/24							6,464			$320,227
	1/25/24								35,510	$49.54	$330,421
1The amounts in columns (c), (d) and (e) represent minimum, target and maximum payment levels under the annual incentive program. The actual amounts awarded are reported in column (g) of the 2024 Summary Compensation Table.
2The amounts in columns (f), (g) and (h) represent the minimum, target, and maximum payment levels under the 2024–2026 PUP.  Performance units granted under the 2024–2026 PUP pursuant to the 2019 OIP will vest on December 31, 2026 based on two performance measures—Relative TSR, weighted 80%, and Environmental Stewardship, weighted 20%, as described under “What Entergy Pays and Why – Long-Term Incentive Compensation – 2024 Long-Term Incentive Compensation Mix – Performance Units” in the CD&A. Subject to the achievement of performance targets, each unit will be converted into one share of Entergy’s common stock on the last day of the performance period for the 2024-2026 PUP (December 31, 2026).  Accrued dividends on the shares earned will also be paid in Entergy Corporation common stock.
3The amounts in column (i) represent shares of restricted stock granted under the 2019 OIP. Shares of restricted stock vest one-third on each of the first, second and third anniversaries of the grant date, have voting rights and accrue dividends during the vesting period.
4The amounts in column (j) represent options to purchase shares of Entergy common stock granted under the 2019 OIP. The options vest one-third on each of the first, second and third anniversaries of the grant date and have a ten-year term from the date of grant.
5The amounts in column (l) are valued based on the aggregate grant date fair value of the award calculated in accordance with FASB ASC Topic 718 and, in the case of the performance units, are based on the probable outcome of the applicable performance conditions. See footnotes 3 and 4 to the 2024 Summary

36	| Entergy Texas Information Statement

EXECUTIVE OFFICER COMPENSATION
Compensation Table for a discussion of the relevant assumptions used in calculating the grant date fair value.
6The shares of restricted stock noted in the table above for Mr. Norgeot and Mr. West were forfeited upon their retirements from the Company on April 30, 2025 and January 31, 2025, respectively. The stock options noted in the table above for Mr. Norgeot and Mr. West will continue to vest following their retirements, in accordance with the original vesting schedule and expire five years from their respective retirement date. Mr. Norgeot and Mr. West will be eligible for a pro-rated PUP award based on actual performance and full months of service during the performance period. See "Potential Payments Upon Termination or Change in Control" for additional information on the treatment of Mr. Norgeot and Mr. West's outstanding equity awards in connection with their retirement from the Company.
2024 Outstanding Equity Awards at Fiscal Year-End
The following table summarizes each NEO's unexercised options, restricted stock that has not vested, and other equity incentive plan awards outstanding as of December 31, 2024. All share and per share information in this table has been adjusted to reflect the Stock Split.

	Option Awards						Stock Awards
(a)	(b)	(c)		(d)	(e)	(f)	(g)		(h)	(i)		(j)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Eliecer Viamontes	—	8,470	[1]		$49.54	1/25/2034
	2,616	5,232	[2]		$54.24	1/26/2033
	4,392	2,196	[3]		$54.80	1/27/2032
										7,608	[4]	$576,839
										7,976	[5]	$604,740
							1,602	[6]	$121,464
							1,085	[7]	$82,265
							377	[8]	$28,584
Kimberly A. Fontan	—	41,206	[1]		$49.54	1/25/2034
	9,154	18,312	[2]		$54.24	1/26/2033
	6,606	3,304	[3]		$54.80	1/27/2032
	10,890	—			$47.94	1/28/2031
	12,800	—			$65.86	1/30/2030
	12,000	—			$44.60	1/31/2029
	5,000	—			$39.04	1/25/2028
										37,012	[4]	$2,806,250
										27,908	[5]	$2,115,985
							7,794	[6]	$590,941
							3,796	[7]	$287,813
							569	[8]	$43,142
Marcus V. Brown	—	33,062	[1]		$49.54	1/25/2034
	9,638	19,280	[2]		$54.24	1/26/2033
	22,428	11,216	[3]		$54.80	1/27/2032
	14,604	—			$47.94	1/28/2031
	57,148	—			$65.86	1/30/2030
										29,696	[4]	$2,251,551
										29,380	[5]	$2,227,592
							6,252	[6]	$474,027
							3,998	[7]	$303,128
							1,930	[8]	$146,333

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EXECUTIVE OFFICER COMPENSATION

	Option Awards						Stock Awards
(a)	(b)	(c)		(d)	(e)	(f)	(g)		(h)	(i)		(j)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Andrew S. Marsh	—	159,218	[1]		$49.54	1/25/2034
	40,542	81,088	[2]		$54.24	1/26/2033
	33,972	16,988	[3]		$54.80	1/27/2032
	58,392	—			$47.94	1/28/2031
	72,158	—			$65.86	1/30/2030
	90,364	—			$44.60	1/31/2029
	98,000	—			$39.04	1/25/2028
	88,000	—			$35.27	1/26/2027
										143,004	[4]	$10,842,563
										123,580	[5]	$9,369,836
							30,112	[6]	$2,283,092
							16,810	[7]	$1,274,534
							2,924	[8]	$221,698
Peter S. Norgeot, Jr.[10]	—	33,862	[1]		$49.54	1/25/2034
	9,514	19,030	[2]		$54.24	1/26/2033
	12,890	6,446	[3]		$54.80	1/27/2032
	7,924	—			$47.94	1/28/2031
	25,172	—			$65.86	1/30/2030
										30,412	[4]	$2,305,838
										29,004	[5]	$2,199,083
							6,404	[6]	$485,551
							3,946	[7]	$299,186
							1,109	[8]	$84,084
Roderick K. West[11]	—	35,510	[1]		$49.54	1/25/2034
	12,156	24,314	[2]		$54.24	1/26/2033
	32,986	16,494	[3]		$54.80	1/27/2032
	53,504	—			$47.94	1/28/2031
	63,410	—			$65.86	1/30/2030
	51,128	—			$44.60	1/31/2029
	28,334	—			$39.04	1/25/2028
										31,892	[4]	$2,418,051
										37,056	[5]	$2,809,586
							6,716	[6]	$509,207
							5,040	[7]	$382,133
							2,839	[8]	$215,253
							24,016	[9]	$1,820,893
1Consists of options granted under the 2019 OIP; 1/3 of the options vested on January 25, 2025 and 1/3 of the remaining options will vest on each of January 25, 2026 and January 25, 2027.
2Consists of options granted under the 2019 OIP; 1/2 of the options vested on January 26, 2025 and the remaining options will vest on January 26, 2026.
3Consists of options granted under the 2019 OIP that vested on January 27, 2025.
4Consists of 2024–2026 PUP performance units granted under the 2019 OIP that will vest on December 31, 2026 based on two performance measures- Entergy’s Relative TSR performance and Environmental Stewardship with Relative TSR weighted eighty percent and Environmental Stewardship weighted twenty

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EXECUTIVE OFFICER COMPENSATION
percent, as described under “What Entergy Pays and Why - Long-Term Incentive Compensation - 2024 Long-Term Incentive Compensation Mix - Performance Units” in the CD&A.
5Consists of 2023–2025 PUP performance units granted under the 2019 OIP that will vest on December 31, 2025 based on two performance measures - Entergy Corporation’s Relative TSR performance and Adjusted FFO/Debt Ratio with Relative TSR weighted eighty percent and Adjusted FFO/Debt Ratio weighted twenty percent.
6Consists of shares of restricted stock granted under the 2019 OIP; 1/3 of the shares of restricted stock vested on January 25, 2025 and 1/2 of the remaining shares will vest on each of January 25, 2026 and January 25, 2027.
7Consists of shares of restricted stock granted under the 2019 OIP; 1/2 of the shares of restricted stock vested on January 26, 2025 and the remaining shares of restricted stock will vest on January 26, 2026.
8Consists of shares of restricted stock granted under the 2019 OIP that vested on January 27, 2025.
9Consists of restricted stock units granted under the 2019 OIP which were scheduled to vest in two equal installments on each of June 1, 2025, and June 1, 2026, but which were forfeited upon Mr. West’s retirement from the Company on January 31, 2025.
10All shares of restricted stock reported for Mr. Norgeot in the table above which were unvested at the time of his retirement from Entergy and its subsidiaries on April 30, 2025 were forfeited. The stock options noted in the table above for Mr. Norgeot will continue to vest following his retirement, in accordance with the original vesting schedule and expire five years after his retirement date. With respect to the PUP performance units noted in the table above, Mr. Norgeot will be eligible for a pro-rated award based on actual performance and full months of service during the performance period. See "Potential Payments Upon Termination or Change in Control" for additional information on the treatment of Mr. Norgeot's outstanding equity awards in connection with his retirement from Entergy and its subsidiaries.
11All shares of restricted stock reported for Mr. West in the table above which were unvested at the time of his retirement from Entergy and its subsidiaries on January 31, 2025 were forfeited. The stock options noted in the table above for Mr. West will continue to vest following his retirement, in accordance with the original vesting schedule and expire five years after his retirement date. With respect to the PUP performance units noted in the table above, Mr. West will be eligible for a pro-rated award based on actual performance and full months of service during the performance period. See "Potential Payments Upon Termination or Change in Control" for additional information on the treatment of Mr. West's outstanding equity awards in connection with his retirement from Entergy and its subsidiaries.
2024 Option Exercises and Stock Vested
The following table provides information concerning each exercise of stock options and each vesting of stock during 2024 for the NEOs. All share and per share information in this table has been adjusted to reflect the Stock Split.

	Options Awards		Stock Awards
(a)	(b)	(c)	(d)	(e)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[1]
Eliecer Viamontes	8,664	$104,531	7,661	$584,936
Kimberly A. Fontan	—	$—	24,003	$1,873,014
Marcus V. Brown	—	$—	60,535	$3,964,799
Andrew S. Marsh	138,000	$3,243,158	105,900	$8,231,875
Peter S. Norgeot, Jr.	68,990	$1,207,091	28,520	$2,202,601
Roderick K. West	—	$—	58,248	$4,183,770
1Represents the value of performance units which vested under the 2022–2024 PUP (payable solely in shares based on the closing stock price of Entergy on the date of vesting) under the PUP and the vesting of restricted stock and restricted stock units, if applicable, in 2024.

Entergy Texas Information Statement |	39

EXECUTIVE OFFICER COMPENSATION
2024 Pension Benefits
The following table shows the present value as of December 31, 2024 of accumulated benefits payable to each of the NEOs, including the number of years of service credited to each NEO, under Entergy's retirement plans determined using interest rate and mortality rate assumptions set forth in Note 11 to the Financial Statements in the Annual Report. The amount of the SERP benefit provided in this table is the present value of the SERP benefit due at age 65 discounted using the interest rates that Entergy used for financial reporting for the non-qualified pension liability at December 31, 2024, with the exception of Mr. Brown as discussed in the footnotes accompanying the table.
Additional information regarding these retirement plans follows this table.

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit	Payments During 2024
Eliecer Viamontes	Cash Balance Equalization Plan	4.95	$44,700	$—
	Cash Balance Plan	4.95	$64,400	$—
Kimberly A. Fontan	Pension Equalization Plan	28.56	$1,468,200	$—
	Entergy Retirement Plan	28.56	$793,300	$—
Marcus V. Brown[1,2]	System Executive Retirement Plan	29.74	$10,484,000	$—
	Entergy Retirement Plan	29.74	$1,446,000	$—
Andrew S. Marsh	System Executive Retirement Plan	26.37	$8,236,900	$—
	Entergy Retirement Plan	26.37	$748,200	$—
Peter S. Norgeot, Jr.	Cash Balance Equalization Plan	10.37	$368,500	$—
	Cash Balance Plan	10.37	$219,200	$—
Roderick K. West[1]	System Executive Retirement Plan	25.75	$5,991,600	$—
	Entergy Retirement Plan	25.75	$871,200	$—
1As of December 31, 2024, Messrs. Brown and West were retirement eligible.
2In 2022, Entergy entered into an agreement with Mr. Brown and amended the PEP and the SERP, and pursuant to such agreement and amendments, if certain contingencies are met, the benefit payable to Mr. Brown (or to his surviving spouse) under the SERP when he separates from employment with Entergy is fixed and will be determined as if such separation from employment occurred as of November 30, 2022 (including the use of final average monthly compensation, service and actuarial assumptions applicable to separations as of such date). If Mr. Brown is separated from employment and the contingencies are not met, then Mr. Brown (or his surviving spouse) will receive the lesser of the previously described benefit amount under the SERP or the benefit that would have been payable to Mr. Brown under the PEP without regard to the above-described amendments to the SERP and PEP.
The tables below contain summaries of the pension benefit plans sponsored by Entergy that the NEOs participated in during 2024. Benefits for the NEOs who participate in these plans are determined using the same formulas as for other eligible employees.

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EXECUTIVE OFFICER COMPENSATION
Qualified Retirement Benefits
All of our NEOs, except Messrs. Norgeot and Viamontes, participate in the Entergy Retirement Plan, a tax-qualified final average pay defined benefit pension plan sponsored by Entergy. Messrs. Norgeot and Viamontes participate in the CBP, which is a tax-qualified cash balance defined benefit pension plan Entergy sponsors for employees hired after June 30, 2014 and before January 1, 2021. Summaries of these plans are provided below. Benefits for the NEOs are determined using the same formulas as for other eligible employees:

	Entergy Retirement Plan	Cash Balance Plan[1]
Eligible NEOs	• Andrew S. Marsh • Marcus V. Brown • Kimberly A. Fontan • Roderick K. West	•Peter S. Norgeot, Jr. •Eliecer Viamontes
Eligibility	Non-bargaining employees hired before July 1, 2014.	Non-bargaining employees hired on or after July 1, 2014 and before January 21, 2021.
Vesting	A participant becomes vested in the Entergy Retirement Plan upon attainment of at least 5 years of vesting service or upon attainment of age 65 while actively employed by an Entergy system company.	A participant becomes vested in the CBP upon attainment of at least 3 years of vesting service or upon attainment of age 65 while actively employed by an Entergy system company.
Form of Payment Upon Retirement
Benefits are payable as an annuity. For employees who separate from service on or after January 1, 2018, a single lump sum distribution may be elected by the participant if eligibility criteria are met.
Benefits are payable as an annuity or single lump sum distribution.
Retirement Benefit Formula
Benefits are calculated as a single life annuity payable at age 65 and generally are equal to 1.5% of a participant’s Final Average Monthly Earnings ("FAME") multiplied by years of service (not to exceed 40).
Earnings for the purpose of calculating FAME generally includes the employee’s base salary and eligible annual incentive awards, subject to limitations imposed by Internal Revenue Code of 1986, as amended (the "Code"), and excludes all other bonuses. Executive annual incentive awards under the Executive Annual Incentive Program are not eligible for inclusion in Earnings under this plan.
FAME is calculated using the employee’s average monthly Earnings for the 60 consecutive months in which the employee’s earnings were highest during the 120-month period immediately preceding the employee’s retirement and includes up to 5 eligible annual incentive awards paid during the 60-month period, except that executive annual incentive awards are not included in the FAME calculation.
The normal retirement benefit at age 65 is determined by converting the sum of an employee’s annual pay credits and his or her annual interest credits, into an actuarially equivalent annuity.

Pay credits ranging from 4-8% of an employee’s eligible Earnings are allocated annually to a notional account for the employee based on an employee’s age and years of service. Earnings for purposes of calculating an employee’s pay credit include the employee’s base salary and annual incentive awards, subject to Code limitations, and exclude all other bonuses. Executive annual incentive program awards are eligible for inclusion in Earnings under this plan.

Interest credits are calculated based upon the annual rate of interest on 30-year U.S. Treasury securities, as specified by the Internal Revenue Service, for the month of August preceding the first day of the applicable calendar year subject to a minimum rate of 2.6% and a maximum rate of 9%.

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EXECUTIVE OFFICER COMPENSATION

	Entergy Retirement Plan	Cash Balance Plan[1]
Benefit Timing[2]
Normal retirement age under the plan is 65.

A reduced terminated vested benefit may be commenced as early as age 55. The amount of this benefit is determined by reducing the normal retirement benefit by 7% per year for the first 5 years commencement precedes age 65, and 6% per year for each additional year commencement precedes age 65.
A subsidized early retirement benefit may be commenced by employees who are at least age 55 with 10 years of service at the time they separate from service. The amount of this benefit is determined by reducing the normal retirement benefit by 2% per year for each year that early retirement precedes age 65.
Normal retirement age under the plan is 65.

A vested cash balance benefit may be commenced as early as the first day of the month following separation from service. The amount of the benefit is determined in the same manner as the normal retirement benefit described above in the “Retirement Benefit Formula” section.

1Effective January 1, 2022, the CBP merged into and became Appendix J of the Entergy Corporation Retirement Plan for Non-Bargaining Employees, but retained its eligibility, benefit formula, and all benefits, rights and features.
2As of December 31, 2024, Messrs. Brown and West were eligible for early retirement under the Entergy Retirement Plan.

Non-qualified Retirement Benefits
The NEOs are eligible to participate in certain non-qualified retirement benefit plans that provide retirement income in addition to the benefit provided under the qualified retirement plans, including the PEP, the CBEP and the SERP. Each of these plans is an unfunded non-qualified defined benefit pension plan that provides benefits to key management employees. An executive may participate in one or more non-qualified plans, but is only paid the amount due under the plan that provides the highest benefit. In general, upon disability, participants in the PEP and the SERP remain eligible for continued service credits until the earliest of recovery, separation from service due to disability, or retirement eligibility. Generally, spouses of participants who die before commencement of benefits may be eligible for a portion of the participant’s accrued benefit under these plans.

	Pension Equalization Plan	System Executive Retirement Plan	Cash Balance Equalization Plan
Eligible NEOs	• Andrew S. Marsh • Marcus V. Brown • Kimberly A. Fontan • Roderick K. West	• Andrew S. Marsh • Marcus V. Brown • Roderick K. West	• Peter S. Norgeot, Jr. • Eliecer Viamontes
Eligibility[1]	Management or highly compensated employees who participate in the Entergy Retirement Plan.	Certain individuals who became executive officers before July 1, 2014.	Management or highly compensated employees who participate in the CBP.
Form of Payment Upon Retirement	Single lump sum distribution.	Single lump sum distribution.	Single lump sum distribution.

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EXECUTIVE OFFICER COMPENSATION

	Pension Equalization Plan	System Executive Retirement Plan	Cash Balance Equalization Plan
Retirement Benefit Formula	Benefits generally are equal to the actuarial present value of the difference between (1) the amount that would have been payable as an annuity under the Entergy Retirement Plan, including executive annual incentive program awards as eligible earnings and without applying limitations of the Code on pension benefits and earnings that may apply in calculating tax-qualified pension benefits, and (2) the amount actually payable as an annuity under the Entergy Retirement Plan.	Benefits generally are equal to the actuarial present value of a specified percentage, based on the participant’s years of service (including supplemental service granted under the plan) and management level, of the participant’s Final Average Monthly Compensation (which is generally 1/36th of the sum of the participant’s base salary and annual incentive awards for the 3 highest years during the last 10 years preceding separation from service), after first being reduced by the value of the participant’s Entergy Retirement Plan benefit.
Benefits generally are equal to the difference between the amount that would have been payable as a lump sum under the CBP, but for Code limitations on pension benefits and earnings that may be considered in calculating tax-qualified cash balance plan benefits, and the amount actually payable as a lump sum under the CBP.

Benefit Timing[2]
Payable at age 65.
Benefits payable prior to age 65 are subject to the same reduced terminated vested or early retirement reduction factors as benefits payable under the Entergy Retirement Plan as described above.
An employee with supplemental credited service who terminates employment prior to age 65 must receive prior written consent of the Entergy employer in order to receive the portion of their benefit attributable to their supplemental credited service agreement.
Payable upon separation from service subject to six month delay if the participant is a "specified employee" under Code Section 409A.

Payable at age 65.
Prior to age 65, vesting is conditioned on the prior written consent of the officer’s Entergy employer.
Benefits payable prior to age 65 are subject to the same reduced terminated vested or subsidized early retirement reduction factors as benefits payable under the Entergy Retirement Plan as described above. Payable upon separation from service subject to six month delay if the participant is a "specified employee" under Code Section 409A.
Payable upon separation from service subject to six month delay if the participant is a “specified employee” under Code Section 409A.

1The SERP was closed to new executive officer participants effective July 1, 2014. Effective July 1, 2014, no new grants of supplemental service may be provided to participants in the PEP. Participants in Entergy Corporation’s Cash Balance Plan are not eligible to participate in the PEP and instead may be eligible to participate in the CBEP.
2Benefits accrued under the SERP, PEP, and CBEP, if any, will become fully vested if a participant is involuntarily terminated without cause or terminates his or her employment for good reason in connection with a change in control with payment generally made in a lump-sum payment as soon as reasonably practicable following the first day of the month after the termination of employment, unless delayed six months under Code Section 409A.

Entergy Texas Information Statement |	43

EXECUTIVE OFFICER COMPENSATION
Potential Payments Upon Termination or Change in Control
Entergy has plans and other arrangements that provide compensation to a NEO if his or her employment terminates under specified conditions, including following a change in control of Entergy. The term "Continuing NEOs" as used in this section refer to Messrs. Brown, Marsh and Viamontes and Ms. Fontan, since Messrs. Norgeot and West retired from all positions held with Entergy and its subsidiaries, including the Company, effective April 30, 2025 and January 31, 2025, respectively.
Change in Control
Entergy does not have any plans or agreements that provide for payments or benefits to any of the NEOs solely upon a Change in Control (as defined below). Under the Continuity Plan, executive officers, including each of the Continuing NEOs, are eligible to receive the cash severance payment and welfare plan benefits described below if their employment is terminated by their Entergy system employer other than for Cause (as defined below) or if they terminate their employment for Good Reason (as defined below) during a period beginning with a potential Change in Control and ending 24 months following the effective date of a Change in Control (a "Qualifying Termination"). A participant will not be eligible for benefits under the Continuity Plan if such participant accepts employment with Entergy or any of its subsidiaries; elects to receive the benefits of another severance or separation program; removes, copies or fails to return any property belonging to Entergy or any of its subsidiaries; or violates the non-compete provision of the Continuity Plan (which generally runs for two years but extends to three years if permissible under applicable law). The Continuity Plan does not include any provisions for the waiver of a breach of any of these restrictive covenants.
In addition, under the 2019 OIP or an applicable equity award agreement issued under the 2019 OIP, upon a Qualifying Termination, executive officers, including the Continuing NEOs, are eligible for the payments and benefits described in the table below under “Performance Units” and “Equity Awards.” Further, in the event of a Qualifying Termination, the executive officers, including the Continuing NEOs, are eligible for the benefits described in the table below for “Retirement Benefits” under the terms of the SERP, the PEP and/or CBEP, as applicable.
In the event of a Qualifying Termination, the executive officers, including the Continuing NEOs, would receive the lump sum severance payments and welfare benefits described below. In the event of a Qualifying Termination, all of the Continuing NEOs, would receive the treatment described below for their retirement benefits and their outstanding performance units and equity awards:

Compensation Element	Payment and/or Benefit
Severance[1]	A lump sum severance payment equal to a multiple of the sum of: (a) the participant’s annual base salary as in effect at any time within one year prior to the commencement of a change in control period or, if higher, immediately prior to a circumstance constituting good reason, plus (b) the participant’s annual incentive award, calculated using the average annual target opportunity derived under the annual incentive program for the two calendar years immediately preceding the calendar year in which termination occurs.
Performance Units	For outstanding performance units, participants would receive a number of shares of Entergy common stock equal to the greater of (1) the target number of performance units subject to the performance unit agreement or (2) the number of units that would vest under the performance unit agreement calculated based on Entergy's performance through the participant’s termination date, in either case pro-rated based on the portion of the performance period that occurs through the termination date.
Equity Awards	All unvested stock options and restricted stock units will vest immediately, and restrictions will lift on restricted shares upon a Qualifying Termination pursuant to the terms of Entergy's equity plans.
Retirement Benefits	Benefits already accrued under the SERP, PEP and CBEP, if any, will become fully vested.
Welfare Benefits	Participants who are not retirement-eligible would be eligible to receive Entergy-subsidized COBRA benefits for a period of 18 months.
1Cash severance payments are capped at 2.99 times the sum of (a) an executive's annual base salary in effect at any time within one year before commencement of the change in control period or, if higher, immediately prior to a circumstance constituting Good Reason under the Continuity Plan, plus (b) the higher

44	| Entergy Texas Information Statement

EXECUTIVE OFFICER COMPENSATION
of the executive’s actual annual incentive payment under the annual incentive program for the year immediately preceding the calendar year in which termination occurs or the average of the executive’s target annual incentive award for the two calendar years preceding the year in which termination occurs. Any cash severance payments to be paid under the Continuity Plan in excess of this cap will be forfeited by the participant.
To protect shareholders and Entergy's business model, executives are obligated under the Continuity Plan to comply with non-compete provisions (which generally run for two years but extends to three years if permissible under applicable law) and confidentiality provisions, as discussed above. If an executive discloses non-public data or information concerning Entergy or any of its subsidiaries or violates his or her non-compete provision, he or she will be required to repay any benefits previously received under the Continuity Plan.
For purposes of the Continuity Plan the following events are generally defined as:
•Change in Control: (a) the purchase of 30% or more of either Entergy's common stock or the combined voting power of Entergy's voting securities; (b) the merger or consolidation of Entergy (unless the Entergy board members constitute at least a majority of the board members of the surviving entity); (c) the liquidation, dissolution or sale of all or substantially all of Entergy's assets; or (d) a change in the composition of the Entergy board such that, during any two-year period, the individuals serving at the beginning of the period no longer constitute a majority of the Entergy board at the end of the period.
•Potential Change in Control: (a) Entergy or an affiliate enters into an agreement the consummation of which would constitute a Change in Control; (b) the Entergy board adopts resolutions determining that, for purposes of the Continuity Plan, a potential Change in Control has occurred; (c) an Entergy system company or other person or entity publicly announces an intention to take actions that would constitute a Change in Control; or (d) any person or entity becomes the beneficial owner (directly or indirectly) of outstanding shares of common stock of Entergy constituting 20% or more of the voting power or value of Entergy's outstanding common stock.
•Cause: The participant’s (a) willful and continuous failure to perform substantially his or her duties after written demand for performance; (b) engagement in conduct that is materially injurious to Entergy or any of its subsidiaries; (c) conviction or guilty or nolo contendere plea to a felony or other crime that materially and adversely affects the participant’s ability to perform his or her duties or Entergy's reputation; (d) material violation of any agreement with Entergy or any of Entergy's subsidiaries; or (e) disclosure of any of Entergy's confidential information without authorization.
•Good Reason: The participant’s (a) nature or status of duties and responsibilities is substantially altered or reduced; (b) salary is reduced by 5% or more; (c) primary work location is relocated outside the continental United States; (d) compensation plans are discontinued without an equitable replacement; (e) benefits or number of vacation days are substantially reduced; or (f) employment is purportedly terminated by an Entergy employer in a manner that is not in accordance with the Continuity Plan.
Other Termination Events
For termination events, other than in connection with a Change in Control, the executive officers, including the Continuing NEOs, generally will receive the benefits set forth below:
Compensation Element

Termination Event	Severance	Annual Incentive	Stock Options	Restricted Stock[2]	Performance Units
Voluntary Resignation	None	Forfeited[1]	Unvested options are forfeited. Vested options expire on the earlier of (i) 90 days from the last day of active employment and (ii) the option’s normal expiration date.	Forfeited	Forfeited[3]
Termination for Cause	None	Forfeited	Forfeited	Forfeited	Forfeited

Entergy Texas Information Statement |	45

EXECUTIVE OFFICER COMPENSATION

Termination Event	Severance	Annual Incentive	Stock Options	Restricted Stock[2]	Performance Units
Retirement	None	Pro-rated based on number of days employed during the performance period.	Unvested stock options continue to vest following retirement, in accordance with the original vesting schedule and expire the earlier of (i) five years from the retirement date and (ii) the option’s original expiration date.	Forfeited	Officers with a minimum of 12 months of participation are eligible for a pro-rated award based on actual performance and full months of service during the performance period.
Death / Disability	None	Pro-rated based on number of days employed during the performance period.	Unvested stock options vest on the termination date and expire the earlier of (i) five years from the termination date and (ii) the option’s normal expiration date.	Fully Vest	Officers are eligible for a pro-rated award based on actual performance and full months of service during the performance period.
1If an officer resigns after the completion of an annual incentive program performance period, but before the payment date of the annual incentive payment, he or she may receive, at Entergy’s discretion, an annual incentive payment.
2This column refers solely to restricted stock awards. Certain officers are occasionally granted restricted stock units for retention purposes, to offset forfeited compensation from a previous employer or for other limited purposes. The treatment of restricted stock units depends on the terms of the individual restricted stock unit agreement, which terms can vary. The standard off-cycle restricted stock unit agreement approved by the Talent and Compensation Committee provides that the units are forfeited if employment is terminated for any reason before the vesting date, except in the case of a termination other than for cause or voluntary termination for Good Reason during a Change in Control period. However, individual restricted stock unit agreements may provide for accelerated vesting in certain events, such as death or disability. Mr. West had outstanding restricted stock units as of December 31, 2024, which were forfeited when he retired from the Company on January 31, 2025.
3If an officer resigns after the completion of a PUP performance period, he or she will receive a payout under the PUP based on actual performance during the performance period.

46	| Entergy Texas Information Statement

EXECUTIVE OFFICER COMPENSATION
Aggregate Termination Payments
The tables below reflect the amount of compensation each of the NEOs would have received if his or her employment had been terminated as of December 31, 2024 under the various scenarios described above. For purposes of these tables, a stock price of $75.82 was used, which was the closing market price of Entergy common stock on December 31, 2024, the last trading day of the year. All share and per share information in this table has been adjusted to reflect the Stock Split.

Benefits and Payments Upon Termination	Voluntary Resignation	For Cause	Termination for Good Reason or Not for Cause	Retirement	Disability	Death	Termination Related to a Change in Control
Eliecer Viamontes[1]
Severance Payment	—	—	$—	$—	$—	$—	$1,296,039
Performance Units[3]	—	—	$—	$—	$297,745	$297,745	$297,745
Stock Options	—	—	$—	$—	$381,659	$381,659	$381,659
Restricted Stock	—	—	$—	$—	$232,429	$232,429	$232,429
Welfare Benefits[6]	—	—	$—	$—	$—	$—	$32,661
Kimberly A. Fontan[1]
Severance Payment	—	—	$—	$—	$—	$—	$3,707,813
Performance Units[3]	—	—	$—	$—	$1,173,087	$1,173,087	$1,173,087
Stock Options	—	—	$—	$—	$1,547,517	$1,547,517	$1,547,517
Restricted Stock	—	—	$—	$—	$922,011	$922,011	$922,011
Welfare Benefits[6]	—	—	$—	$—	$—	$—	$32,661
Marcus V. Brown[2]
Severance Payment	—	—	$—	$—	$—	$—	$4,275,471
Performance Units[3]	—	—	$—	$1,117,890	$1,117,890	$1,117,890	$1,117,890
Stock Options[4]	—	—	$—	$—	$1,520,691	$1,520,691	$1,520,691
Restricted Stock	—	—	$—	$—	$923,622	$923,622	$923,622
Welfare Benefits[5]	—	—	$—	$—	$—	$—	$—
Andrew S. Marsh[1]
Severance Payment	—	—	$—	$—	$—	$—	$8,250,000
Performance Units[3]	—	—	$—	$—	$4,930,423	$4,930,423	$4,930,423
Stock Options	—	—	$—	$—	$6,291,216	$6,291,216	$6,291,216
Restricted Stock	—	—	$—	$—	$3,779,466	$3,779,466	$3,779,466
Welfare Benefits[6]	—	—	$—	$—	$—	$—	$32,661
Peter S. Norgeot, Jr.[2]
Severance Payment	$—	$—	$—	$—	$—	$—	$3,516,240
Performance Units[3]	$—	$—	$—	$1,117,360	$1,117,360	$1,117,360	$1,117,360
Stock Options[4]	$—	$—	$—	$—	$1,436,055	$1,436,055	$1,436,055
Restricted Stock	$—	$—	$—	$—	$868,907	$868,907	$868,907
Welfare Benefits[6]	$—	$—	$—	$—	$—	$—	$24,354
Roderick K. West[2]
Severance Payment	—	—	$—	$—	$—	$—	$4,513,068
Performance Units[3]	—	—	$—	$1,339,588	$1,339,588	$1,339,588	$1,339,588
Stock Options[4]	—	—	$—	$—	$1,804,603	$1,804,603	$1,804,603
Restricted Stock	—	—	$—	$—	$1,106,680	$1,106,680	$1,106,680
Welfare Benefits[5]	—	—	$—	$—	$—	$—	$—
Unvested Restricted Stock Units[7]	—	—	$—	$—	$—	$—	$1,820,893
1See “2024 Pension Benefits” section of this Information Statement for a description of the pension benefits Messrs. Marsh and Viamontes and Ms. Fontan may receive upon the occurrence of certain termination events since they are not yet retirement eligible.

Entergy Texas Information Statement |	47

EXECUTIVE OFFICER COMPENSATION
2As of December 31, 2024, Messrs. Brown, Norgeot and West were retirement eligible and would retire rather than voluntarily resign, and in addition to the payments and benefits in the table, Mr. Brown and Mr. West also would be entitled to receive their vested pension benefits under the Entergy Retirement Plan and under the SERP or PEP, to the extent applicable. The SERP requires the prior written consent of the officer’s Entergy employer to separate prior to age 65. Mr. Norgeot would also be entitled to receive his vested pension benefit under the CBP and the CBEP. For a description of these benefits, see “2024 Pension Benefits.” In addition, Messrs. Brown, Norgeot and West would be entitled to continue to vest in their outstanding unvested stock options following their retirement in accordance with the original vesting schedule thereof, which options would expire five years after their retirement date. Mr. West retired from Entergy and its subsidiaries on January 31, 2025 and Mr. Norgeot retired from Entergy and its subsidiaries on April 30, 2025.
3For purposes of the table, in the event of a Qualifying Termination related to a Change in Control, each NEO would receive a number of performance units for the 2023–2025 PUP performance period and a number of performance units for the 2024–2026 PUP performance period, calculated as follows:

The greater of (1) the target number of performance units subject to the performance unit agreements or (2) the number of performance units that would vest under the performance unit agreements calculated based on Entergy’s actual performance through the NEO’s termination date, in either case pro-rated based on the portion of the performance period that occurs through the termination date.

For purposes of the table, the values of the performance unit awards for the open PUP performance periods for each NEO were calculated as follows, based on the assumption that the target number of performance units was the greater number:

Mr. Viamontes’:
2023–2025 PUP Performance Period: 2,659 (24/36x3,988) performance units at target, assuming a stock price of $75.82 = $201,605
2024–2026 PUP Performance Period: 1,268 (12/36x3,804) performance units at target, assuming a stock price of $75.82 = $96,140
Total: $297,745

Ms. Fontan’s:
2023–2025 PUP Performance Period: 9,303 (24/36x13,954) performance units at target, assuming a stock price of $75.82 = $705,353
2024–2026 PUP Performance Period: 6,169 (12/36x18,506) performance units at target, assuming a stock price of $75.82 = $467,734
Total: $1,173,087

Mr. Brown’s:
2023–2025 PUP Performance Period: 9,794 (24/36x14,690) performance units at target, assuming a stock price of $75.82 = $742,581
2024–2026 PUP Performance Period: 4,950 (12/36x14,848) performance units at target, assuming a stock price of $75.82 = $375,309
Total: $1,117,890

Mr. Marsh’s:
2023–2025 PUP Performance Period: 41,194 (24/36x61,790) performance units at target, assuming a stock price of $75.82 = 3,123,329
2024–2026 PUP Performance Period: 23,834 (12/36x71,502) performance units at target, assuming a stock price of $75.82 = $1,807,094
Total: $4,930,423

Mr. Norgeot’s:
2023–2025 PUP Performance Period: 9,668 (24/36x14,502) performance units at target, assuming a stock price of $75.82 = $733,028
2024–2026 PUP Performance Period: 5,069 (12/36x15,206) performance units at target, assuming a stock price of $75.82 = $384,332
Total: $1,117,360

48	| Entergy Texas Information Statement

EXECUTIVE OFFICER COMPENSATION
Mr. West’s:
2023–2025 PUP Performance Period: 12,352 (24/36x18,528) performance units at target, assuming a stock price of $75.82 = $936,529
2024–2026 PUP Performance Period: 5,316 (12/36x15,946) performance units at target, assuming a stock price of $75.82 = $403,059
Total: $1,339,588

In the event of retirement, Mr. Brown would receive a prorated portion of the applicable achievement level of PUP performance units for each open PUP performance period, based on his full months of participation in such PUP performance period, provided he has completed a minimum of 12 months of full-time employment in the applicable PUP performance period. In connection with their respective retirements on April 30, 2025 and January 31, 2025, Messrs. Norgeot and West will each be eligible for a pro-rated award under the 2023–2025 PUP and 2024–2026 PUP based on actual performance and full months of service during the respective performance period. For purposes of calculating for the above table the number of performance units Messrs. Brown, Norgeot and West would receive in the event of retirement, it is assumed the achievement levels for the 2023–2025 PUP Performance Period and the 2024–2026 PUP performance period are at target. The resulting number of performance units and values are the same as calculated above for a Qualifying Termination related to a Change in Control.

In the event of death or disability of any Continuing NEO, the Continuing NEO or his or her estate would receive a prorated portion of the applicable achievement level of PUP performance units for each open PUP performance period, based on his or her full months of participation in such PUP performance period, with no required minimum amount of full-time employment in the applicable PUP performance period.
4As discussed previously, upon retirement, unvested stock options would continue to vest for each of Messrs. Brown, Norgeot and West in accordance with the original vesting schedule and expire the earlier of (i) five years from the retirement date and (ii) the option’s normal expiration date. See “2024 Outstanding Equity Awards at Fiscal Year-End” for information regarding each of these NEOs’ unvested stock options as of December 31, 2024. Assuming a stock price as of December 31, 2024 on the vesting dates of each these NEOs’ unvested stock options, the in-the-money value of their stock options in the event of retirement (including stock options that remain unvested) would be the same as is set forth in the table above within the Death, Disability and Termination Related to a Change in Control columns. Messrs. Norgeot and West became eligible for these benefits upon their retirement.
5Upon retirement, Mr. Brown would be eligible for retiree medical and dental benefits, the same as all other retirees who are eligible for post-retirement medical benefits. Mr. West became eligible for these benefits upon his retirement.
6Pursuant to the Continuity Plan, in the event of a termination related to a Change in Control, Messrs. Marsh and Viamontes and Ms. Fontan would be (and Mr. Norgeot would have been) eligible to receive Entergy-subsidized COBRA benefits for 18 months.
7Mr. West’s 24,016 unvested restricted stock units were scheduled to vest in two equal installments on each of June 1, 2025, and June 1, 2026; however, they were forfeited as a result of his retirement from the Company on January 31, 2025 in accordance with the terms of the applicable grant agreement. In the event of a Change in Control, the unvested restricted stock units would have fully vested upon Mr. West’s Qualifying Termination during the change in control period. Pursuant to his restricted stock unit agreement, Mr. West is subject to certain restrictions on his ability to compete with Entergy and its affiliates during and for 12 months after his employment with Entergy, or to solicit its employees or customers during and for 24 months after his employment with Entergy. In addition, the restricted stock unit agreement limits Mr. West’s ability to disparage Entergy and its affiliates. In the event of a breach of these restrictions, other than following certain constructive terminations of his employment, Mr. West must repay to Entergy any shares of Entergy stock paid to him in respect of the restricted stock units and any amounts he received upon the sale or transfer of any such shares.

Entergy Texas Information Statement |	49

EXECUTIVE OFFICER COMPENSATION
Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company is providing the following disclosure about the relationship of the annual total compensation of our employees to the annual total compensation of Eliecer Viamontes, our President and Chief Executive Officer.
Ratio
For 2024,

•The median of the annual total compensation of all of Entergy Texas’s employees, other than Mr. Viamontes, was $162,544.
•Mr. Viamontes’ annual total compensation, as reported in the Total column of the 2024 Summary Compensation Table, was $1,156,622.
•Based on this information, the ratio of the annual total compensation of Mr. Viamontes to the median of the annual total compensation of all employees is estimated to be 7:1.
Identification of Median Employee
    The Company selected October 18, 2024 as the date on which to determine our median employee. While the date is different from the date used last year, the methodology to determine the date is consistent with that used last year. These dates correspond to the first day of the three-month period prior to fiscal year-end for which we can gather information about our employees and all of our subsidiaries have the same number of pay periods.
To identify the median employee from our employee population base, we considered all compensation included in Box 5 of Form W-2 with all before-tax deductions added back to this compensation (Box 5 Compensation). For purposes of determining the median employee, we selected Box 5 Compensation as we believe it is representative of the compensation received by all employees and is readily available. The calculation of annual total compensation of the median employee is the same calculation used to determine total compensation for purposes of the 2024 Summary Compensation Table with respect to each of the NEOs.

50	| Entergy Texas Information Statement

EXECUTIVE OFFICER COMPENSATION
Pay versus Performance

The following table sets forth information regarding Entergy’s performance and the Compensation Actually Paid (“CAP”) by Entergy and its subsidiaries, including the Company, to the Company’s principal executive officer (“PEO”) and non-PEO named executive officers (“Non-PEO NEOs”), as calculated in accordance with Item 402(v) of Regulation S-K.
Pay Versus Performance (PVP) Table

							Value of Initial Fixed $100 Investment Based on:
Year	SCT Total 1st PEO[1]	SCT Total 2nd PEO[2]	CAP 1st PEO[3]	CAP 2nd PEO[4]	Avg SCT Total NEOs[5]	Avg CAP Non-PEO NEOs[6]	TSR[7]	Peer Group TSR[8]	Net Income[9] (In Thousands)	ETR Adjusted EPS[10]
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2024	N/A	$1,156,622	N/A	$2,084,690	$5,424,706	$11,254,993	$153.26	$134.24	$1,055,590	$3.65
2023	N/A	$1,078,811	N/A	$834,317	$5,340,285	$3,321,371	$98.28	$111.05	$2,356,536	$3.39
2022	N/A	$1,118,688	N/A	$1,241,539	$6,220,068	$7,964,841	$104.64	$122.25	$1,103,166	$3.21
2021	$1,246,210	$881,557	$574,114	$1,037,011	$7,409,460	$10,495,947	$101.07	$121.46	$1,118,492	$3.01
2020	$1,543,383	N/A	$850,925	N/A	$8,247,020	$4,828,195	$86.29	$102.72	$1,388,334	$2.83

1The amounts reported in this first column (b) are the same amounts reported in column (j) of the 2021 Summary Compensation Table ("SCT") for Ms. Sallie T. Rainer, who served as the Company's PEO for the entirety of 2020 and during 2021 until her retirement as our Chief Executive Officer on November 2021.
2The amounts reported in this second column (b) for 2022, 2023 and 2024 are the same amounts reported in column (j) of the 2024 SCT for Mr. Viamontes, who became the Company's PEO in November 2021 upon his appointment as our Chief Executive Officer upon Ms. Rainer's retirement in November 2021. The amount reported in this second column (b) for 2021 is the same amounts reported in column (j) of the 2021 SCT for Mr. Viamontes, who became the Company's PEO in November 2021 upon his appointment as our Chief Executive Officer upon Ms. Rainer's retirement in November 2021.
3The amounts reported in this first column (c) represent the total CAP to Ms. Rainer as calculated in accordance with SEC disclosure rules, for 2020 and 2021. CAP does not necessarily mean that Ms. Rainer was actually paid those amounts in the listed year, but this is a dollar amount derived from the SCT amount in the first column (b), adjusted by certain changes in equity award and pension plan values, as follows:

Entergy Texas Information Statement |	51

EXECUTIVE OFFICER COMPENSATION

Adjustments to Determine CAP for Ms. Rainer	2024	2023	2022	2021	2020
SCT Total	N/A	N/A	N/A	$1,246,210	$1,543,383
Deduction for Change in Actuarial Present Value reported under the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” Column of the SCT	N/A	N/A	N/A	$(479,100)	$(663,100)
Increase for “Service Cost” for Pension Plans	N/A	N/A	N/A	$(8,500)	$(2,600)
Increase for “Prior Service Cost” for Pension Plans (Due to Plan Amendment/Modification)	N/A	N/A	N/A	$—	$—
Deduction for the Equity Awards Grant Date Fair Value reported under the “Stock Awards” and “Option Awards” Columns in the SCT	N/A	N/A	N/A	$(266,557)	$(302,054)
Increase for Year End Fair Value of Equity Awards Granted During Year That are Outstanding and Unvested at Year End	N/A	N/A	N/A	$85,864	$185,099
Increase/Deduction for Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	N/A	N/A	N/A	$(42,028)	$(298,373)
Increase for Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	N/A	N/A	N/A	$—	$—
Increase/Deduction for Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	N/A	N/A	N/A	$38,225	$388,570
Deduction for Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	N/A	N/A	N/A	$—	$—
Calculated CAP	N/A	N/A	N/A	$574,114	$850,925
4The amounts reported in this second column (c) represents the total CAP, as calculated in accordance with SEC disclosure rules, to Mr. Viamontes for 2021, the year in which he was appointed as our PEO, and for 2022, 2023 and 2024. CAP does not mean that Mr. Viamontes was actually paid those amounts in the listed year, but this is a dollar amount derived from the SCT amount in the second column (b), adjusted by certain changes in equity award and pension plan values, as follows:

52	| Entergy Texas Information Statement

EXECUTIVE OFFICER COMPENSATION

Adjustments to Determine CAP for Mr. Viamontes	2024	2023	2022	2021	2020
SCT Total	$1,156,622	$1,078,811	$1,118,688	$881,557	N/A
Deduction for Change in Actuarial Present Value reported under the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” Column of the SCT	$(34,200)	$(28,700)	$(11,800)	$(22,300)	N/A
Increase for “Service Cost” for Pension Plans	$22,400	$20,600	$16,300	$—	N/A
Increase for “Prior Service Cost” for Pension Plans	$—	$—	$—	$—	N/A
Deduction for the Equity Awards Grant Date Fair Value reported under the “Stock Awards” and “Option Awards” Columns in the SCT	$(382,561)	$(411,779)	$(350,389)	$(298,154)	N/A
Increase for Year End Fair Value of Equity Awards Granted During Year That are Outstanding and Unvested at Year End	$853,364	$387,873	$351,005	$399,481	N/A
Increase/Deduction for Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	$439,258	$(125,218)	$91,640	$78,038	N/A
Increase for Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	$—	$—	$—	—	N/A
Increase/Deduction for Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	$29,807	$(87,270)	$26,095	$(1,611)	N/A
Deduction for Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	$—	$—	$—	$—	N/A
Calculated CAP	$2,084,690	$834,317	$1,241,539	$1,037,011	N/A

5The amounts reported in this column (d) represent the average of amounts reported in column (j) of the SCT for the applicable years for our Non-PEO NEOs. The names of the non-PEO NEOs included in the average for each year are listed in the table below.

2024	2023	2022	2021	2020
Kimberly A. Fontan	Kimberly A. Fontan	A. Christopher Bakken, III	Marcus V. Brown	Marcus V. Brown
Andrew S. Marsh	Andrew S. Marsh	Leo P. Denault	Leo P. Denault	Leo P. Denault
Marcus V. Brown	Marcus V. Brown	Kimberly A. Fontan	Andrew S. Marsh	Andrew S. Marsh
Peter S. Norgeot, Jr.	Roderick K. West	Andrew S. Marsh	Roderick K. West	Roderick K. West
Roderick K. West		Roderick K. West

6The amounts reported in this column (e) represent the average CAP, as calculated in accordance with SEC disclosure rules, to the Non-PEO NEOs for the prior five completed fiscal years. Average CAP does not necessarily equal the average amount that our Non-PEO NEOs was actually paid in the listed year but is a dollar amount derived from the Average SCT Total amount in column (d), adjusted for certain changes in equity award and pension plan values (expressed as averages), as follows:

Entergy Texas Information Statement |	53

EXECUTIVE OFFICER COMPENSATION

Adjustments to Determine the Average CAP for Non-PEO NEOs	2024	2023	2022	2021	2020
SCT Total	$5,424,706	$5,340,285	$6,220,068	$7,409,460	$8,247,020
Deduction for Change in Actuarial Present Value reported under the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” Column of the SCT	$(654,580)	$(582,125)	$(17,640)	$(1,240,050)	$(2,548,275)
Increase for “Service Cost” for Pension Plans	$123,420	$143,175	$115,440	$142,425	$117,475
Increase for “Prior Service Cost” for Pension Plans (Due to Plan Amendment/Modification)	$—	$—	$—	$2,214,550	$—
Deduction for the Equity Awards Grant Date Fair Value reported under the “Stock Awards” and “Option Awards” Columns in the SCT	$(2,735,632)	$(2,812,628)	$(4,187,291)	$(3,964,336)	$(3,663,838)
Increase for Year End Fair Value of Equity Awards Granted During Year That are Outstanding and Unvested at Year End	$6,102,301	$2,649,336	$4,282,207	$5,204,916	$2,139,318
Increase/Deduction for Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	$2,823,954	$(814,692)	$1,009,268	$315,059	$(3,289,760)
Increase for Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	$—	$—	$—	$—	$—
Increase/Deduction for Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	$170,824	$(601,980)	$542,789	$413,923	$3,826,255
Deduction for Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	$—	$—	$—	$—	$—
Calculated Average CAP	$11,254,993	$3,321,371	$7,964,841	$10,495,947	$4,828,195

7The Company does not have publicly traded common stock, and equity awards granted to the PEOs and Non-PEO NEOs are all based in Entergy common stock. As a result, the amounts reported in this column (f) represent Entergy’s total shareholder return (“TSR”) for the prior five completed fiscal years. The calculation for each year is based on a fixed investment of $100 as of December 31, 2019 through the end of each applicable year in the table, assuming reinvestment of dividends. Historic stock price performance is not necessarily indicative of future stock price performance.

8The Company does not have publicly traded common stock, and equity awards granted to the PEOs and Non-PEO NEOs are all based in Entergy common stock. As a result, the amounts reported in this column (g) report the average TSR of the Philadelphia Utility Index, the index used by Entergy for purposes of the performance graph included in its 2024 annual report to shareholders pursuant to Item 201(e) of Regulation S-K. The same methodology was used in calculating Entergy’s TSR and that of the Philadelphia Utility Index, with the calculation for each year based on a fixed investment of $100 as of December 31, 2019, through the end of the applicable year in the table, assuming reinvestment of dividends.

9This column (h) reports Entergy’s net income for the prior five completed fiscal years. The Company’s net income for the applicable periods are as follows: $293,622,000 for the year ended December 31, 2024;$291,273,000 for the year ended December 31, 2023; $303,327,000 for the year ended December 31, 2022; $228,824,000 for the year ended December 31, 2021; $215,073,000 for the year ended December 31, 2020.

10The PEOs and Non-PEO NEOs are compensated in accordance with Entergy’s executive compensation policies. The Company does not make independent decisions regarding the compensation of its executive officers. As a result, the company selected measure (“CSM”) reported in column (i) is Entergy’s Adjusted EPS, which reflects the financial performance measure that in Entergy’s assessment represents the most important financial measure (aside from TSR) used to link CAP to Entergy's performance for the most

54	| Entergy Texas Information Statement

EXECUTIVE OFFICER COMPENSATION
recently completed fiscal year. Entergy's Adjusted EPS, a non-GAAP financial measure, is the earnings measure by which Entergy provides external guidance, and excludes the effects of the Pre-Determined Exclusions (as defined earlier in the CD&A). See Appendix A for the reconciliation of ETR Adjusted EPS to GAAP results.
Performance Measures Used to Link Entergy's Performance and Compensation Actually Paid to the NEOs
The following is a list of performance measures, which in Entergy’s assessment represent the most important performance measures used by Entergy to link CAP to the NEOs for 2024 to the performance of Entergy and its subsidiaries, including the Company. These measures include Entergy’s CSM, ETR Adjusted EPS, set forth in column (i) of the PVP Table. Please see the CD&A for a further description of the performance measures used in Entergy’s 2024 annual and long-term compensation programs.
•ETR Adjusted EPS
•Adjusted FFO / Debt Ratio
•Relative Total Shareholder Return
Relationship Between Pay and Performance
The relationship over each of the years reported in the PVP Table between CAP to the PEOs and the average CAP to the Non-PEO NEOs (columns (c) and (e) of the PVP Table) to each of the metrics set forth in columns (f), (g), (h) and (i) of the PVP Table is illustrated as follows:
PEO and Average Non-PEO NEO CAP versus Entergy's Cumulative TSR and Philadelphia Utility Index Cumulative TSR*
The chart below illustrates the relationship between the CAP amounts for the PEOs and the Non-PEO NEOs to Entergy's TSR as well as the TSR of Entergy as compared to the Philadelphia Utility Index.

15.00
10.00
5.00
0.00
Compensation ($Millions)
160
140
120
100
80
60
40
20
0
Total Shareholder Return
Value $100 Invested on 12/31/19
$100
$102.72
$121.46
$122.25
$111.05
$134.24
$100
$86.29
$101.07
$104.64
$98.28
$153.26
2020
2021
2022
2023
2024
1st PEO CAP
2nd PEO CAP (Current CEO)
NEO CAP
ETR
UTY

* The Company does not have publicly traded common stock, and equity awards granted to the PEOs and Non-PEO NEOs are all based in Entergy common stock. As a result, the amounts reported in the above chart represent Entergy’s TSR for the prior five completed fiscal years.

Entergy Texas Information Statement |	55

EXECUTIVE OFFICER COMPENSATION
PEO and Average Non-PEO NEO CAP versus Entergy's Net Income*
The chart below illustrates the relationship between the CAP amounts for the PEOs and the Non-PEO NEOs to Entergy's GAAP net income.

15.00
10.00
5.00
0.00
Compensation ($Millions)
2,600,000
2,400,000
2,200,000
2,000,000
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Net Income ($Thousands)
2020
2021
2022
2023
2024
1st PEO CAP
2nd PEO CAP (Current CEO)
NEO CAP
Net Income

* The Company’s net income for the applicable periods are as follows: $293,622,000 for the year ended December 31, 2024; $291,273,000 for the year ended December 31, 2023; $303,327,000 for the year ended December 31, 2022; $228,824,000 for the year ended December 31, 2021; $215,073,000 for the year ended December 31, 2020.
PEO and Average Non-PEO NEO CAP versus ETR Adjusted EPS (CSM)
The chart below illustrates the relationship between the CAP amounts for the PEOs and the Non-PEO NEOs to Entergy’s CSM, ETR Adjusted EPS. The PEOs and Non-PEO NEOs are compensated in accordance with Entergy’s executive compensation policies. The Company does not make independent decisions regarding the compensation of its executive officers. As a result, the CSM illustrated below is Entergy’s Adjusted EPS, which reflects the financial performance measure that in Entergy’s assessment represents the most important financial measure (aside from TSR) used to link CAP to company performance for the most recently completed fiscal year.

15.00
10.00
5.00
0.00
Compensation ($Millions)
4.00
3.00
2.00
1.00
0.00
ETR Adjusted EPS ($)
2020
2021
2022
2023
2024
1st PEO CAP
NEO CAP
2nd PEO CAP (Current CEO)
ETR Adjusted EPS

56	| Entergy Texas Information Statement

EXECUTIVE OFFICER COMPENSATION
Policies and Practices Related to the Timing of Grants of Certain Equity Awards
The Talent and Compensation Committee and senior management monitor the Company’s equity grant practices to evaluate whether such policies comply with governing regulations and are consistent with good corporate practices. When making regular annual equity grants, including stock options, the Talent and Compensation Committee’s practice is to approve them at its meeting in late January or in the first week of February of each year, which is near the beginning of the Company’s fiscal year, as part of the annual compensation review. In addition, the Talent and Compensation Committee may make grants at other times during the year for new hires or for other reasons, including, for example, job promotions or for retention purposes. Because the Talent and Compensation Committee’s regular meeting schedule is generally determined in the prior fiscal year and, as noted above, the Company generally makes annual equity awards to our NEOs at approximately the same time each year, the proximity of any awards to other significant corporate events is coincidental. The Company does not time its equity awards to take advantage of the release of earnings or other major announcements by the Company or market conditions.
During 2024, no stock option grants were made to any of our NEOs during any period beginning four business days before the filing or furnishing of a periodic report or current report and ending one business day after the filing or furnishing of any such report with the SEC.

Entergy Texas Information Statement |	57

Other Important Matters

Other Matters
No matters other than those discussed in this Information Statement are contained in the Shareholder Consent signed by the Common Shareholder.

Dissenters’ Rights
Under Texas law, there are no dissenters’ rights available to our shareholders in connection with any of the actions approved in the Shareholder Consent.
Interests Of Certain Persons In Or Opposition To Matters Acted Upon
No officer or director of the Company has any substantial interest in the matters acted upon, other than his or her role as an officer or director of the Company. No director of the Company opposed the action taken pursuant to the Shareholder Consent.

Security Ownership of Certain Beneficial Owners and Management
Entergy owns 100% of all of the outstanding shares of our common stock (46,525,000 shares) and our Series B Preferred Stock (150,000 shares). None of the Company’s directors or officers own any of the Company’s equity securities.

The following table sets forth the beneficial ownership of Entergy common stock and Entergy stock-based units as of June 27, 2025, for the Company’s currently serving directors and NEOs and the Company’s currently serving directors and executive officers as a group. Unless otherwise noted, each person had sole voting and investment power over the number of shares of Entergy common stock and Entergy stock-based units set forth across from his or her name.

Name[1]	Shares[2]	Options Exercisable Within 60 Days
Eliecer Viamontes	13,727	—
Marcus V. Brown	33,503	—
Kimberly Cook-Nelson	29,819	21,160
Kimberly A. Fontan	49,817	54,754
Andrew S. Marsh	370,029	592,032
All current directors and executive officers as a group (6 persons)	506,399	681,416
1The beneficial ownership of Entergy common stock and stock-based units owned by each individual and by all of our directors and executive officers as a group does not exceed one percent of Entergy’s outstanding shares of common stock.
2The balances in this column also include shares of common stock held in the Entergy Savings Plan (401(k)) by Messrs. Brown, Marsh and Viamontes and Ms. Fontan. For Mr. Viamontes, the balance in this column also includes shares of Entergy common stock held by his spouse.
Expense Of Information Statement
The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Information Statement to the beneficial owners of the Preferred Stock held of record by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

58	| Entergy Texas Information Statement

Other Important Matters
Delivery Of Documents To Shareholders Sharing An Address
Only a single copy of the Notice of Internet Availability (the “Notice”) or, if you requested printed versions by mail, this Information Statement and the Annual Report are being delivered to multiple shareholders who share the same address, unless the Company has received contrary instructions from one or more of the shareholders. The Company shall deliver promptly upon written or oral request a separate copy of the Information Statement and the Annual Report to a shareholder at a shared address to which a single copy of the documents was delivered. A shareholder can notify the Company that the shareholder wishes to receive a separate copy of the Notice or, if you requested printed versions by mail, the Information Statement and Annual Report by sending a written request to the Company at the address below or by calling the Company at 504-576-5225 and requesting copies of the Information Statement and Annual Report. A shareholder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements and annual reports.

How To Obtain Our Annual Report

A copy of our Annual Report, as filed with the SEC, will be sent to any shareholder without charge upon written request addressed to:

Entergy Corporation
Investor Relations
P. O. Box 61000
New Orleans, Louisiana 70161

You may also obtain our Annual Report over the Internet at the SEC’s web site, https://www.sec.gov.

By order of the Board of Directors,
Eliecer Viamontes
Chairman of the Board, President and Chief Executive Officer
Dated: July 11, 2025

Entergy Texas Information Statement |	59

Appendix A
Reconciliation of Earnings per Share (GAAP) to Adjusted Earnings per Share (Non-GAAP)
Entergy reports its financial results in accordance with generally accepted accounting principles (GAAP). However, we believe that certain non-GAAP financial measures calculated on an adjusted basis provide useful information to investors in evaluating the ongoing results of Entergy’s business and assist investors in comparing Entergy’s operating performance to the operating performance of other companies in the utility sector. Entergy uses the non-GAAP measure of Entergy Adjusted Earnings and Entergy Adjusted Earnings Per Share (ETR Adjusted EPS), which excludes the effect of certain “adjustments.” Adjustments are unusual or non-recurring items or events or other items or events that management believes do not reflect the ongoing business of Entergy, such as significant tax items, certain items recorded as a result of regulatory settlements or decisions, and other items such as certain costs, expenses, or other specified items. ETR Adjusted EPS, one of the performance measures used in our 2024 annual incentive program, is the earnings measure by which we provide external guidance, adjusted to eliminate the effect of: (i) major storms, including the impact on total debt of pending securitizations; (ii) resolutions during the year of certain unresolved regulatory litigation matters; (iii) unrealized gains or losses on equity securities; (iv) effects of income tax law changes; and (v) any adjustments to contributions to pension investments or trusts related to post-retirement benefits that are elective and deviate from original plan assumptions (collectively, the Pre-Determined Exclusions).
Non-GAAP measures should be viewed in addition to, and not as an alternative for, our Company’s reported results prepared in accordance with GAAP. Reconciliations of Entergy Adjusted Earnings and ETR Adjusted EPS are provided within this Appendix A beginning on the following page.

Entergy Texas Information Statement |	A-1

Appendix A
GAAP to Non-GAAP Reconciliation – 2024, 2023 and 2022 ETR Adjusted Earnings
Pre-tax except for income taxes and totals; $ in millions

	2024	2023	2022
Net income (loss) attributable to ETR Corp.	1,056	2,357	1,103
Less adjustments:
Utility
E-LA adjustment to a regulatory liability primarily related to securitization resulting from Louisiana state income tax rate change	9	-	-
E-LA global agreement to resolve its FRP extension filing and other retail matters	(151)	-	-
E-AR write-off of a regulatory asset related to the opportunity sales proceeding	(132)	-	-
E-NO increase in customer sharing of income tax benefits as a result of the 2016–2018 IRS audit resolution	(79)	-	-
Customer sharing of tax benefits as a result of the 2016–2018 IRS audit resolution	—	(98)	-
E-AR write-off of assets related to the ANO stator incident	—	(78)	-
Impacts from storm cost approvals and securitizations, including customer sharing (excluding income tax items below)	—	(87)	(215)
SERI regulatory charge resulting from partial settlement and offer of settlement for pending litigation	—	-	(551)
Impacts from FERC’s December 2022 SERI order on the sale-leaseback complaint	—	-	20
Income tax effect on Utility adjustments above	92	73	183
Income tax expense resulting from Louisiana state income tax rate change	(29)
E-LA reversal of regulatory liability associated with Hurricane Isaac securitization, initially recorded in 2017 as a result of the TCJA	-	106	-
2016–2018 IRS audit resolution	-	568	-
E-LA income tax benefit resulting from securitization	—	129	283
Total Utility	(289)	611	(280)

Parent & Other
2024 pension lift out	(320)	-	-
DOE spent nuclear fuel litigation settlement (IPEC)	25	40	-
Income tax effect on adjustments above	62	(9)	-
2016–2018 IRS audit resolution	-	275	-
Total 2022 EWC(a)	—	-	63
Total Parent & Other	(233)	307	63

Total adjustments	(522)	919	(217)
ETR adjusted earnings	1,577	1,438	1,320

Diluted average number of common shares outstanding (in millions) (b)	432	425	411

Calculations may differ due to rounding
(a) In 2022, the wind down of the Entergy Wholesale Commodities ("EWC") segment was completed and that business is no longer a reportable segment. Starting in 2023, the remaining activity from EWC is included in Parent & Other. For comparability, EWC 2022 results are also included in Parent & Other.
(b) Diluted number of common shares outstanding and per-share information reflects the post-Stock Split share count.

A-2	| Entergy Texas Information Statement

Appendix A
GAAP to Non-GAAP Reconciliation – 2024, 2023 and 2022 ETR Adjusted Earnings
After-tax, per share in $ (c)

	2024	2023	2022
Net income (loss) attributable to ETR Corp	2.45	5.55	2.69
Less adjustments:
Utility
Louisiana state income tax rate change, including an adjustment to E-LA’s associated regulatory liability	(0.05)	—	—
E-LA global agreement to resolve its FRP extension filing and other retail matters	(0.26)	—	—
E-AR write-off of a regulatory asset related to the opportunity sales proceeding	(0.23)	—	—
E-NO increase in customer sharing of income tax benefits as a result of the 2016–2018 IRS audit resolution	(0.13)	—	—
E-LA reversal of regulatory liability associated with Hurricane Isaac securitization, initially recorded in 2017 as a result of the TCJA	—	0.25	—
2016–2018 IRS audit resolution, net of customer sharing	—	1.17	—
E-AR write-off of assets related to the ANO stator incident	—	(0.14)	—
Impacts from storm cost approvals and securitizations, including customer sharing	—	0.16	0.29
SERI regulatory charge resulting from partial settlement and offer of settlement for pending litigation	—	—	(1.01)
Impacts from FERC’s December 2022 SERI order on the sale-leaseback complaint	—	—	0.03
Total Utility	(0.67)	1.44	(0.68)

Parent & Other
2024 pension lift out	(0.59)	—	—
DOE spent nuclear fuel litigation settlements	0.05	0.08	—
2016–2018 IRS audit resolution	—	0.65	—
Total 2022 EWC (a)	—	0	0.15
Total Parent & Other	(0.54)	0.72	0.15
Total adjustments	(1.21)	2.16	(0.53)
ETR adjusted earnings	3.65	3.39	3.21

Calculations may differ due to rounding
(a) In 2022, the wind down of EWC was completed and that business is no longer a reportable segment. Starting in 2023, the remaining activity from EWC is included in Parent & Other. For comparability, EWC 2022 results are also included in Parent & Other.
(b) Diluted number of common shares outstanding and per-share information reflects the post-Stock Split share count.
(c) Per share amounts are calculated by multiplying the corresponding earnings (loss) by the estimated income tax rate that is expected to apply and dividing by the diluted average number of common shares outstanding for the period.

Entergy Texas Information Statement |	A-3